UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: March 31, 2020

Date of reporting period: March 31, 2020

Item 1:	Reports to Stockholders

Annual Report March 31, 2020

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Sit Mutual Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will remain available on the Funds’ website (sitfunds.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports electronically from the Fund by calling 1-800-332-5580 or by enrolling online at sitfunds.com, or, if you are invested through your financial intermediary, you may contact them directly.

You may elect to receive all future reports in paper free of charge. You can inform the Funds by calling 1-800-332-5580, or, if you are invested through your financial intermediary, you may contact them directly. Your election to receive reports in paper will apply to all funds held with Sit Mutual Funds or through your financial intermediary, as applicable.

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 5, 2020

Dear fellow shareholders:

The recent spread of COVID-19 has created a stark contrast between 2019 and 2020. The challenges of last year centered around trade wars, which seem so trivial now when compared to the human and economic hardship brought on by the COVID-19 pandemic.

It now seems like much more than a year ago when, in the second quarter of 2019, the trade war with China suddenly escalated when the Chinese reneged on their promise to halt the theft of intellectual property. Tariffs were imposed and increased multiple times last year with threats to impose even more and not just against China, but also Europe and speculation there could be others. As 2019 was coming to a close, there was finally some relief to trade tensions with China as they passed laws that reduced the minimum 51% Chinese ownership of a company doing business in China as well as provided some believable protections against the theft of certain forms of intellectual property.

At the time, the U.S. and global economies were on solid footing with growth estimated in the +2.0 to +2.5 percent range. Positive tailwinds not only included the signing of the U.S.-China Phase I trade deal, but also the resolution of Brexit, pro-growth U.S. tax reform, accommodative global monetary policies and the U.S. unemployment rate at a 50-year low. We believed that these tailwinds could more than offset the headwinds of residual impacts from the U.S.-China trade tariffs, Hong Kong protests, 2020 U.S. presidential election, Iranian conflict, and the Boeing 737 Max manufacturing stoppage.

But then a new and unknown deadly virus began spreading in the heart of China. The novel corona virus was poorly understood in terms of how to best contain it as well as how to treat those infected. Most have underestimated both how rapid the virus could spread as well as how fatal it is. Comparisons to known and more mild viruses such as the flu led many countries to be too complacent in their efforts to contain COVID-19 and has forced them to play “catch up” by enforcing strict policies on social distancing and the use of masks. These policies are working the best in countries where the population is the most vigilant in adhering to them. The success a handful of countries have had reining in the spread of COVID-19 is providing a “play book” for others. These successes combined with increasing effectiveness in treating people infected with the virus is providing hope, if not confidence, that the worst could be over in the next couple of months.

However, due to the havoc that COVID-19 has wreaked on our health and well-being, economy, and financial markets, it is inevitable that the U.S. and world economies will experience a recession. Indeed, financial markets have been anticipating a recession as demonstrated by the over 30 percent equity market decline from the highs in mid-February to the lows in March as well as the volatile record-low bond yields. The question is, will the recession be deep and prolonged, or will it be shallow and brief? With the extreme equity and bond market volatility and declines during March, we believe the consensus is anticipating the weaker scenario – a deep, prolonged global recession. At this time, we do not forecast such a dire scenario, but rather a material economic slowdown that should reaccelerate once the coronavirus is contained.

Encouragingly, global policymakers’ recent extraordinary actions reflect their understanding of the economic risks. Global central banks and governments have implemented aggressive stimulus measures to help prevent a prolonged downturn. The Federal Reserve launched an unlimited quantitative easing program to aid companies and municipalities; the European Central Bank announced a €750 billion private and public purchase program to help keep economies going and financial markets functioning normally; and the U.S. government recently finalized a $2.6 trillion relief program and there is more to come. The meaningful market decline of bonds, other than those with a government guarantee, is providing intermediate and long-term investment opportunities.

Flight to Cash in Bonds Halted by Federal Reserve Bond Purchases

As the coronavirus spread through multiple communities in the U.S. in March, Treasury yields declined sharply due to an initial flight to quality from stocks to Treasury bonds. By the third week of March, liquidity began to dry up, and investors went from selling what they wanted to sell to selling whatever they could sell. The flight to quality quickly turned into a flight to cash with run-on-the-bank like behavior. High yield bond prices went into a freefall that was exacerbated by massive withdrawals from corporate and municipal ETFs. Next to experience dramatic selling pressure were investment-grade bonds, then muni bonds, and even money market securities. By the time the Federal Reserve (Fed) stepped in with a plan to launch an unprecedented bond-buying program, even gold and Treasury bonds were being sold aggressively while T-Bill yields briefly turned negative. It is important to note that the cost to protect against corporate bonds defaulting only rose modestly as yield spreads for corporate bonds were widening dramatically. This demonstrated to us how the decline in corporate bond prices was much more driven by the desire for cash than fear of default.

The panic selling in the bond market caused the Fed to launch a series of massive bond buying programs. Bond prices began to improve once the Fed began buying investment-grade corporate bonds, municipal bonds, money market securities, agency mortgage bonds, certain asset-backed bonds, and more. The list of what the Fed is NOT buying is shorter than what they are buying and getting shorter by the day. So far, the Fed has purchased more than $2 trillion worth of bonds and grown its balance sheet to more than $6 trillion. There is currently no hard and fast limit to how far the Fed will go to support the bond market, and it is widely accepted that it will continue to buy as many bonds as needed to meet investors’ desire for liquidity.

Most sectors in the investment-grade taxable bond universe are trading better as the flight to cash has subsided. While sustained market stability will only occur with a slowing of the spread of the virus, it’s a relief to see some semblance of rationality return to the bond market. However, we still expect rating downgrades and defaults in the leisure and energy sectors, and, economically speaking, things

2	SIT MUTUAL FUNDS ANNUAL REPORT

will get worse before they get better even for the companies that survive. Likewise, even with this unprecedented federal support, the municipal market may undergo further bouts of volatility in the coming weeks as the war against COVID-19 takes its course. Some selling re-emerged in early April as the market awaited details of the Fed’s steps to buy municipal bonds. We also expect a significant volume of cyclical rating agency downgrades of municipal bonds given what will be a backdrop of yawning budget gaps and reduction of tax revenues. Localities with revenues dependent on oil and gas, hospitality, and tourism will be hit hardest. Higher education institutions face uncertainties over enrollments and non-profit hospitals will show financial stress due to deferrals of elective treatments in favor of costly adjustments to COVID-19 care.

Strategy

Overall, emotional overreactions have caused a number of dislocations in the market thereby providing intermediate and long-term investment opportunities. We expect markets to improve long before an economic recovery materializes. It is very possible that markets will recover once there is a belief that the number of new coronavirus cases has plateaued and that there is “light at the end of the tunnel.”

The Quality Income Fund had increased its weighting in government guaranteed bonds earlier in the year and we have recently been shifting out of government guaranteed bonds and into corporate bonds to take advantage of the Fed’s aggressive purchase program of corporate bonds. However, the Fund will always have at least half of the portfolio invested in government guaranteed bonds.The U.S. Government Securities Fund continues to be and always will be invested 100% in government guaranteed securities. Specifically, the Fund focuses on seasoned, high coupon, government agency mortgage securities with short durations as a way to try and provide superior levels of long-term income and relative price stability.

The tax-exempt fixed income strategy for both theTax-Free Income Fund and the Minnesota Tax-Free Income Fund is to invest in bonds that experienced unprecedented downward movement in prices due to technical factors such as redemptions in open-end mutual funds and ETF’s, rather than due to fundamental credit deterioration. Credit profiles of most municipal bond issuers remain stable and strong. With long-term yields not seen since the spring of 2019, and the Fed likely to be accommodative for some time, the opportunity set for long-term investors to add attractively valued tax-exempt bonds, especially with intermediate and longer duration, has expanded considerably. We view the current environment as a good buying opportunity to add to tax-exempt municipal exposure.

In conclusion, investors should maintain a diversified portfolio of high-quality stocks and bonds underpinned by strong fundamentals to help manage risk in challenging market conditions. Please see our complete Outlook and Strategy research paper at www.sitfunds.com.

With best wishes,

Roger J. Sit

Chairman and President Sit Mutual Funds

MARCH 31, 2020	3

Sit U.S. Government Securities Fund - Class S and Class Y

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

Fund Performance

The Sit U.S. Government Securities Fund – Class S provided a return of +5.25% during the 12-month period ending March 31, 2020, compared to the return of the Bloomberg Barclays Intermediate Government Bond Index of +8.93%. The Fund’s 30-day SEC yield was 2.55% and its 12-month distribution rate was 2.06%.

Factors that Influenced the Fund’s Performance

During the 12-month period, the Fund benefited from the consistent relatively high level of income provided by its holdings in higher coupon government agency mortgages. Yields on U.S. Treasuries decreased resulting in prices of the government agency mortgage holdings to increase. However, due to market expectations of future elevated prepayment speeds, prices on mortgage securities under-performed relative to the benchmark. Despite declining mortgage rates, the Fund continues to experience stable prepayment rates as the mortgage holdings are generally well seasoned and have been through many refinancing cycles. The Fund reduces interest rate risk by using futures and options onTreasury securities.The use of futures and options was effective in providing stability to the Fund’s net asset value, however, it detracted from the return.

Outlook and Positioning

The year pivoted from concerns regarding global growth, trade issues with China, upcoming election season, and global conflicts to a global pandemic brought on by the COVID-19 virus. Before the global pandemic took root, the U.S. economy was on a solid footing with growth estimates in the +2.0 to +2.5 percent range. The world has ground to a standstill and most economies are falling into recessions.A flight to quality quickly turned into a flight to cash with run-on-the-bank like behavior. Investors’ panic selling caused the Federal Reserve to launch a series of massive bond buying programs which includes investment grade corporate bonds, money market securities, agency mortgage bonds, asset-backed bonds, and more. In addition, the Fed Funds rate started the year at 2.50 percent and was cut all the way to 0.25 percent. We expect interest rates to remain lower until global concerns wane regarding the COVID-19 virus. The financial markets

 HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years.The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

will likely experience elevated levels of volatility, which should provide trading opportunities in the upcoming year. The Fund’s high coupon mortgages should continue to produce an income advantage in this environment as prepayments are likely to remain stable. We continue to position the Fund defensively against global concerns of the COVID-19 virus while maintaining the Fund’s focus on seasoned, high coupon agency mortgage securities which provide a high level of income with relatively stable prices. This high level of income and stability of principal has been a fundamental focus of the Fund since its inception.

Bryce A. Doty, CFA	Mark H. Book, CFA
Senior Portfolio Manager	Portfolio Manager

Information on this page is unaudited.

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2020

	Sit U.S. Government Securities Fund		Bloomberg Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
	Class S Class Y
One Year	5.25%	n/a	8.93%	11.65%
Five Years	2.18	n/a	2.77	3.33
Ten Years	2.07	n/a	2.79	3.72
Since Inception-Class S (6/2/87)	5.20	n/a	5.46	5.44
Since Inception-Class Y (1/1/20)	n/a	3.20%	5.18	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from LipperAnalytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of March 31, 2020. Subject to change.

PORTFOLIO SUMMARY

Class S:

Net Asset Value 3/31/20:	$11.26 Per Share
Net Asset Value 3/31/19:	$10.92 Per Share
Total Net Assets:	$405.0 Million
Class Y:
Net Asset Value 3/31/20:	$11.26 Per Share
Net Asset Value 1/1/20[3]:	$10.97 Per Share
Total Net Assets:	$13.1 Million

Effective Duration[4]:	3.3 Years

3 The inception date of Class Y Shares was January 1, 2020.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	4.2%
1-5 Years	91.4
5-10 Years	0.1
10-20 Years	3.8
20+ Years	0.5

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 17.6 years as of March 31, 2020.

Information on this page is unaudited.

MARCH 31, 2020	5

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Mortgage Pass-Through Securities - 34.3%
Federal Home Loan Mortgage Corporation - 6.1%
133,241	4.00	7/1/25	140,079
816,267	5.00	5/1/42	895,836
1,192,898	5.00	9/1/43	1,312,671
52,390	5.82	10/1/37	57,785
409,835	6.50	12/1/34	481,338
1,728,669	6.50	11/1/35	1,991,946
2,049,496	6.50	9/1/39	2,386,077
223,137	6.88	2/17/31	259,130
54,042	7.00	8/1/27	56,649
695,302	7.00	4/1/28	769,769
4,318,988	7.00	12/1/31	4,957,699
493,928	7.00	2/1/37	571,004
392,026	7.00	4/1/37	464,611
5,219,241	7.00	10/1/37	6,119,394
2,754,703	7.00	10/1/38	3,258,787
59,604	7.38	12/17/24	62,941
82,617	7.50	1/1/31	85,787
460,354	7.50	1/1/32	539,608
281,783	7.50	8/1/32	311,593
9,970	7.95	10/1/25	10,008
8,802	7.95	11/1/25	8,833
23,172	8.00	5/1/31	23,221
60,524	8.00	11/1/36	71,489
117,458	8.00	1/1/37	137,953
94,577	8.50	12/1/21	98,407
123,968	8.50	6/20/27	144,531
28,086	8.50	12/1/29	31,052
90,839	8.50	3/1/31	106,922
11,374	9.00	11/1/25	11,494
33,135	9.00	3/20/27	33,369
72,229	9.00	2/17/31	75,112
53,052	9.00	5/1/31	59,624
7,000	9.50	12/17/21	7,010
827	10.00	3/1/21	831
4,377	10.00	3/17/25	4,399
192	10.00	3/25/25	195
5,834	10.00	7/1/30	5,904

			25,553,058

Federal National Mortgage Association - 16.4%
3,100,000	2.48	2/1/35	3,272,022
3,100,000	2.68	2/1/35	3,329,576
5,115,131	4.50	4/1/48	5,604,843
829,912	5.00	6/1/51	925,797
390,311	5.50	6/1/33	433,693
901,746	5.93	5/1/35	902,851
580,507	6.00	11/1/34	668,354
144,660	6.00	5/1/37	160,695
75,815	6.00	9/1/37	83,196
245,549	6.00	11/1/37	265,187
1,866,638	6.00	4/1/38	2,149,770
463,588	6.00	2/1/40	523,267

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
5,951,740	6.00	5/1/41		6,850,047
2,030,320	6.02	11/1/43		2,391,598
6,612	6.50	1/1/22		6,666
1,528,671	6.50	2/1/29		1,706,652
270,590	6.50	3/1/29		298,053
3,839,985	6.50	12/1/30		4,319,973
296,461	6.50	6/1/31		340,717
396,973	6.50	4/1/32		457,951
54,663	6.50	8/1/34		62,353
373,583	6.50	11/1/34		427,203
853,405	6.50	12/1/36		984,578
297,421	6.50	1/1/39		336,688
3,011,630	6.50	6/1/40		3,555,299
1,437,214	6.50	9/1/40		1,663,742
983,265	6.75	6/1/32		1,139,698
975,720	6.86	6/1/40		1,138,554
8,434	1 Mo. Libor + 2.25, 6.95%	8/1/21	[1]	8,389
12,966	7.00	9/1/21		13,303
49,444	7.00	3/1/22		51,122
62,443	7.00	6/1/22		64,483
44,399	7.00	1/1/24		46,763
28,348	7.00	2/1/26		30,516
71,388	7.00	9/1/27		78,018
40,937	7.00	10/1/27		45,236
158,974	7.00	11/1/27		178,021
34,913	7.00	1/1/28		38,401
30,779	7.00	10/1/32		33,913
4,053,270	7.00	12/1/32		4,797,013
93,721	7.00	7/1/33		105,544
113,566	7.00	7/1/34		129,447
11,157	7.00	12/1/37		12,599
2,232,762	7.00	3/1/39		2,746,825
5,031,776	7.00	1/1/40		5,879,343
467,517	7.00	9/1/47		495,756
15,722	7.50	6/1/22		16,012
3,897	7.50	8/1/22		3,916
16,215	7.50	12/1/22		16,382
19,512	7.50	3/1/23		19,729
112,818	7.50	4/1/32		127,724
10,167	7.50	8/1/32		10,486
176,511	7.50	1/1/34		200,379
3,654,067	7.50	10/1/38		4,396,354
1,559,035	7.50	11/1/38		1,865,405
14,400	7.57	7/20/30		14,584
35,336	8.00	10/1/23		35,845
176,205	8.00	6/1/25		191,070
6,411	8.00	7/20/28		6,498
84,837	8.00	2/1/31		100,032
206,439	8.00	1/1/32		227,212
105,416	8.00	11/1/37		127,317
322,186	8.00	3/1/38		404,242
87,784	8.09	11/15/31		99,686
8,430	8.47	8/20/25		8,553

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
76,853	8.50	11/1/26	81,305
67,347	8.50	3/1/28	70,868
50,494	8.50	10/1/28	58,146
11,656	8.50	11/1/28	12,207
181,010	8.50	4/1/29	208,578
42,776	8.50	10/1/29	43,325
80,800	8.50	7/1/30	95,316
55,552	8.50	8/1/30	68,809
189,116	8.50	4/1/32	230,934
192,557	8.50	1/1/37	229,511
14,469	9.00	9/1/24	14,670
6,346	9.00	6/15/25	6,436
25,048	9.00	5/15/28	25,512
23,764	9.00	6/1/30	24,539
65	9.00	7/1/30	66
20,153	9.00	10/1/30	22,297
119,822	9.00	2/1/31	131,874
20,789	9.00	7/1/31	20,879
30,751	9.00	10/1/31	36,399
68,007	9.00	8/1/37	72,091
23,553	9.00	1/1/38	23,820
162,292	9.00	2/1/38	180,761
3,286	9.24	3/15/22	3,326
53	9.50	12/15/20	53
27	9.50	4/15/21	27
20,327	9.50	8/1/24	20,598
114,960	9.50	5/1/29	134,737
23,345	9.50	4/1/30	26,511
136,839	9.50	8/1/31	160,850
29,786	10.00	2/1/28	30,418
95,476	10.00	6/1/30	111,293
1,442	10.50	6/1/28	1,446

			68,772,743

Government National Mortgage Association - 11.2%
153,410	4.00	12/15/24	161,238
561,598	4.00	10/20/30	604,407
9,344,456	4.00	8/20/31	10,053,243
889,486	4.00	12/20/31	956,705
741,792	4.25	10/20/31	800,093
480,172	4.25	3/20/37	517,364
2,016,033	4.75	9/20/31	2,190,013
81,164	5.50	9/15/25	87,778
1,024,543	5.50	5/15/29	1,108,483
2,352,470	5.75	2/15/29	2,573,655
777,303	5.75	10/20/31	857,982
563,970	6.00	9/15/33	626,297
400,233	6.00	2/20/47	452,331
3,774,546	6.00	7/20/47	4,171,499
60,254	6.25	12/15/23	65,102
737,604	6.25	4/15/29	815,588
111,108	6.50	11/15/23	119,234
413,763	6.50	4/15/24	441,353
870,338	6.50	2/20/28	1,002,609

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
438,486	6.50	2/20/29		481,666
530,169	6.50	7/20/34		627,231
3,061,493	6.50	2/15/35		3,595,508
16,940	6.50	12/20/38		18,345
320,841	6.50	1/20/39		370,414
189,629	6.50	2/20/39		222,872
342,697	6.50	4/20/39		398,115
414,496	6.50	6/20/39		482,407
673,457	6.50	8/20/39		776,437
457,090	6.50	4/20/43		533,440
4,678,404	7.00	8/15/29		5,444,972
4,930,179	7.00	10/15/29		5,770,440
277,025	7.00	10/15/36		332,863

				46,659,684

Small Business Administration - 0.6%
1,430,609	5.33	8/25/36		1,578,161
713,850	5.33	9/25/36		792,056

				2,370,217

Total Mortgage Pass-Through Securities (cost: $138,889,372)				143,355,702

U.S. Treasury / Federal Agency Securities - 2.7%
U.S. Treasury Bond:
1,900,000	2.00	2/15/50		2,201,105
U.S. Treasury Strip Principal:
9,800,000	1.05	5/15/30	[6]	9,117,836

Total U.S. Treasury / Federal Agency Securities (cost: $10,855,360)				11,318,941

Collateralized Mortgage Obligations - 56.8%
Federal Home Loan Mortgage Corporation - 14.5%
367,443	5.00	2/15/23		384,092
1,772,704	5.37	7/25/32	[1]	1,994,535
467,533	5.52	5/15/38	[1]	510,206
2,485	6.00	9/15/21		2,548
1,841,171	6.00	1/15/33		2,244,218
2,379,968	6.00	5/15/36		2,830,025
3,334,691	6.00	9/15/42		3,995,929
30,784	6.25	5/15/29		33,941
109,040	6.50	9/15/23		116,928
45,864	6.50	3/15/24		49,711
15,451	6.50	2/15/30		17,184
992,019	6.50	8/15/31		1,126,670
156,315	6.50	1/15/32		178,017
75,953	6.50	3/15/32		88,218
435,816	6.50	6/25/32		511,694
213,329	6.50	7/15/32		252,756
5,207,638	6.50	5/15/33		6,195,991
937,601	6.50	5/15/35		1,132,907
529,420	6.50	8/15/39		627,048
775,532	6.50	2/25/43		943,594
576,752	6.50	3/25/43		675,657

See accompanying notes to financial statements.
MARCH 31, 2020	7

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
699,245	6.50	7/25/43		861,879
605,145	6.50	10/25/43		750,074
4,465,370	6.50	8/15/45		5,409,592
1,506,549	6.50	2/15/49		1,729,606
15,746	6.70	9/15/23		16,929
500,121	6.95	3/15/28		567,876
49,472	7.00	10/15/22		51,934
6,160	7.00	11/15/22		6,466
196,067	7.00	3/25/23		205,687
9,271	7.00	4/15/23		9,839
40,039	7.00	7/15/23		42,992
98,044	7.00	1/15/24		105,758
54,598	7.00	3/15/24		58,749
82,563	7.00	8/15/25		91,858
68,531	7.00	9/15/26		76,550
120,664	7.00	6/15/29		139,703
632,549	7.00	8/15/29		695,241
395,551	7.00	10/20/29		460,611
271,742	7.00	11/15/29		275,463
749,486	7.00	12/15/29		764,860
99,092	7.00	1/15/30		117,012
258,936	7.00	10/15/30		310,731
146,808	7.00	7/15/31		173,670
98,616	7.00	4/15/32		113,866
577,788	7.00	5/15/32		692,043
3,373,289	7.00	8/15/41		3,973,927
3,664,094	7.00	2/25/43		4,505,895
735,286	7.00	3/25/43		865,479
889,960	7.00	7/25/43		1,117,971
2,218,019	7.00	3/15/49		2,617,162
10,818	7.50	10/15/21		11,160
37,505	7.50	7/15/22		39,066
91,332	7.50	3/15/23		97,389
336,169	7.50	4/15/23		358,343
53,748	7.50	9/20/26		61,591
260,940	7.50	3/15/28		304,638
339,761	7.50	9/15/29		406,313
129,426	7.50	12/15/29		150,068
206,564	7.50	6/15/30		248,285
291,855	7.50	8/15/30		345,004
478,242	7.50	9/15/30		580,419
114,785	7.50	11/15/30		136,789
2,723,737	7.50	6/15/34		3,370,923
1,239,351	7.50	8/25/42	[1]	1,623,245
853,301	7.50	9/25/43		1,015,345
16,581	8.00	7/15/21		16,867
366,055	8.00	2/15/23		391,764
53,183	8.00	4/25/24		57,065
125,739	8.00	2/15/27		146,043
146,165	8.00	11/20/29		174,514
171,762	8.00	1/15/30		205,557
6,665	8.25	6/15/22		7,077

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
6,295	8.30	11/15/20		6,400
105,171	8.50	3/15/25		119,886
29,721	8.50	3/15/32		35,276

				60,630,319

Federal National Mortgage Association - 25.4%
704,776	1.60	7/25/37	[1]	702,050
614,783	3.74	8/25/43	[1]	657,083
255,312	4.55	6/25/43		283,770
586,150	5.00	11/25/41		674,995
717,559	5.00	6/25/43		801,534
678,324	5.36	6/25/42		780,237
1,017,719	5.50	9/25/33		1,162,235
4,410,433	5.50	6/25/40		5,047,391
1,266,015	5.58	12/25/53	[1]	1,501,235
2,711,159	5.59	2/25/42	[1]	3,046,796
1,714,999	5.64	10/25/42	[1]	1,987,825
3,028,930	5.78	12/25/42	[1]	3,379,956
805,463	5.81	8/25/43		917,852
1,832,407	6.00	5/25/30		2,119,158
2,745,321	6.00	5/25/36		3,351,841
202,685	6.00	6/25/36		253,805
2,331,087	6.00	11/25/43		2,719,077
1,204,963	6.00	9/25/46		1,365,471
2,906,697	6.00	2/25/48		3,311,968
1,159,282	6.32	8/25/47	[1]	1,331,959
259,877	6.50	8/20/28		287,191
987,756	6.50	1/25/32		1,165,255
165,716	6.50	3/25/32		198,173
381,606	6.50	6/25/32		449,655
273,376	6.50	7/25/36		325,114
97,676	6.50	9/25/36		113,630
2,151,916	6.50	11/25/41		2,547,116
235,098	6.50	3/25/42		280,269
1,529,945	6.50	5/25/42		1,831,013
3,971,852	6.50	7/25/42		4,498,421
301,279	6.50	9/25/42		353,874
767,436	6.50	11/25/42		879,115
3,488,398	6.50	7/25/44		3,920,421
421,242	6.60	9/25/37	[1]	498,373
309,576	6.60	2/25/45	[1]	374,536
3,265,330	6.75	6/25/32		3,922,569
612,413	6.75	4/25/37		690,030
84,542	6.85	12/18/27		96,722
452,846	6.91	8/25/37	[1]	503,844
446	7.00	1/25/21		452
5,557	7.00	7/25/22		5,778
10,748	7.00	11/25/22		11,359
20,231	7.00	12/25/22		21,325
16,896	7.00	6/25/23		18,005
516,833	7.00	4/25/24		554,078
171,528	7.00	9/18/27		195,225
3,767,598	7.00	5/25/31		4,322,130

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
1,330,749	7.00	12/25/33		1,573,225
280,123	7.00	9/25/40		325,122
526,613	7.00	10/25/41		608,251
254,150	7.00	11/25/41		310,423
352,422	7.00	12/25/41		414,519
3,055,917	7.00	1/25/42		3,617,083
1,016,042	7.00	7/25/42		1,225,185
2,376,975	7.00	2/25/44		2,816,151
116,918	7.00	8/25/44		141,064
34,106	7.50	8/20/27		39,406
237,919	7.50	10/25/40		278,164
1,659,329	7.50	11/25/40		1,796,270
819,765	7.50	6/19/41	[1]	992,520
1,609,328	7.50	7/25/41		1,937,324
976,829	7.50	8/25/41		1,173,514
290,289	7.50	11/25/41		353,959
544,785	7.50	1/25/42		655,495
3,730,921	7.50	5/25/42		4,587,843
393,357	7.50	6/25/42		470,376
3,431,477	7.50	8/25/42	[1]	4,261,626
1,213,551	7.50	2/25/44		1,463,558
660,071	7.50	3/25/44		773,359
777,886	7.50	5/25/44		954,061
56,542	7.50	10/25/44		68,332
5,115,519	7.50	1/25/48		6,237,964
625,263	7.99	11/25/37	[1]	755,973
30,716	8.00	7/25/22		32,453
55,704	8.00	7/18/27		63,762
480,509	8.00	7/25/44		575,056
323,551	8.09	11/25/37	[1]	391,263
47,980	8.23	10/25/42	[1]	59,495
2,403	8.50	1/25/21		2,414
3,201	8.50	9/25/21		3,263
10,969	8.50	1/25/25		12,304
541,951	8.50	6/25/30		656,360
87	8.75	9/25/20		88
892	8.95	10/25/20		903
292	9.00	5/25/20		292
25	9.00	6/25/20		25
42	9.00	7/25/20		42
631	9.00	9/25/20		636
624	9.00	10/25/20		632
10,495	9.00	1/25/21		10,707
5,305	9.00	8/25/22		5,707
59,520	9.00	11/25/28		69,117
407,810	9.00	6/25/30		511,507
60,534	9.00	10/25/30		75,472
118,247	9.38	6/25/32	[1]	137,821
753	9.50	11/25/20		764
79,881	9.50	11/25/31		98,206
229,965	9.50	12/25/41		280,220
356,813	10.99	6/25/44	[1]	413,156

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
1,047,242	11.52	9/25/42	[1]	1,389,788
21,059	21.16	3/25/39	[1]	34,047

				106,116,178

Government National Mortgage Association - 14.9%
500,000	5.50	9/20/39		624,472
2,919,760	5.52	11/20/45	[1]	3,433,245
6,113,875	5.64	4/20/40	[1]	7,178,530
841,241	5.99	11/20/43	[1]	984,631
2,245,027	6.00	11/20/33		2,567,013
651,342	6.00	12/20/35		761,509
416,185	6.00	3/20/42		489,835
6,880,863	6.00	3/20/49		7,843,026
2,092,736	6.00	5/20/49		2,369,818
1,047,006	6.08	10/20/40	[1]	1,246,236
2,479,209	6.13	1/20/39	[1]	2,976,044
494,981	6.40	4/20/37	[1]	572,806
2,546,029	6.47	6/20/41	[1]	3,007,367
1,273,374	6.50	7/20/32		1,272,049
514,594	6.50	2/20/37		600,778
222,245	6.50	9/16/38		258,574
4,030,478	6.50	8/20/48		4,739,605
3,629,433	6.50	1/20/49		4,334,618
809,693	6.57	7/20/39	[1]	955,424
1,572,210	6.63	9/20/44	[1]	1,856,795
564,549	6.65	4/20/39	[1]	677,955
1,220,124	6.88	8/20/40	[1]	1,446,579
740,944	6.99	6/20/45	[1]	879,590
145,826	7.00	9/16/33		166,828
449,264	7.00	5/20/42		540,004
2,156,015	7.00	10/20/48		2,566,955
796,156	7.15	12/20/33	[1]	941,623
1,800,759	7.30	8/20/38	[1]	2,141,462
4,293,326	7.42	7/20/44	[1]	5,110,158

				62,543,529

Vendee Mortgage Trust - 2.0%
1,314,416	6.36	3/15/25	[1]	1,537,530
2,039,688	6.50	8/15/31		2,338,233
976,068	6.50	10/15/31		1,182,327
767,757	6.75	2/15/26		877,820
872,066	7.00	3/15/28		982,759
112,280	7.25	9/15/22		116,712
268,678	7.25	9/15/25		304,893
386,319	7.75	5/15/22		407,624
354,444	7.75	9/15/24		393,213
131,750	8.00	2/15/25		145,133
84,861	8.29	12/15/26		98,446

				8,384,690

Total Collateralized Mortgage Obligations (cost: $225,971,266)				237,674,716

See accompanying notes to financial statements.
MARCH 31, 2020	9

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
Asset-Backed Securities - 2.0%
Federal Home Loan Mortgage Corporation - 0.3%
543	6.09	9/25/29	[1]	543
1,046,165	7.16	7/25/29		1,208,826

				1,209,369

Federal National Mortgage Association - 0.8%
14,698	1 Mo. Libor + 0.34, 1.97%	11/25/32	[1]	14,399
407,291	4.63	9/26/33	[14]	485,039
141,438	4.74	10/25/33	[14]	153,838
2,254,309	5.69	2/25/33	[14]	2,530,086
1,973	6.47	10/25/31	[14]	2,021
9,908	6.48	5/25/32	[14]	10,605
130,503	6.59	10/25/31	[14]	139,426
740	6.83	7/25/31	[14]	744
6,852	7.80	6/25/26	[1]	7,897

				3,344,055

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Small Business Administration - 0.9%
351,153	5.78	8/1/27	378,231
1,508,309	5.87	7/1/28	1,648,744
1,287,418	6.02	8/1/28	1,405,540
98,796	7.13	10/1/20	98,989
60,234	7.33	8/1/20	60,614
46,689	8.03	5/1/20	46,755

			3,638,873

Total Asset-Backed Securities (cost: $7,658,950)			8,192,297

Put Options Purchased [19] - 0.0% (cost: $243,616)			49,219

Quantity	Name of Issuer		Fair Value ($)
Short-Term Securities - 2.4%
10,104,845	Fidelity Inst. Money Mkt. Gvt. Fund, 0.30%		10,104,845

(cost: $10,104,845)
Total Investments in Securities - 98.2% (cost: $393,723,409)			410,695,720

Other Assets and Liabilities, net - 1.8%			7,373,598

Total Net Assets - 100.0%			$418,069,318

[1]

Variable rate security. Rate disclosed is as of March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2020.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

(19) Options outstanding as of March 31, 2020 were as follows:

Description	Contracts	Exercise Price ($)	Expiration Date	Counterparty	Notional Amount ($)	Cost/ Premiums ($)	Value ($)

Put Options Purchased - U.S. Treasury Futures:
5-Year	525	121.25	May 2020	Societe Generale	63,656,250	243,616	49,219

A summary of the levels for the Fund’s investments as of March 31, 2020 is as follows (see Note 2-significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Assets
Mortgage Pass-Through Securities	—	143,355,702	—	143,355,702
U.S. Treasury / Federal Agency Securities	—	11,318,941	—	11,318,941
Collateralized Mortgage Obligations	—	237,674,716	—	237,674,716
Asset-Backed Securities	—	8,192,297	—	8,192,297
Put Options Purchased	49,219	—	—	49,219
Short-Term Securities	10,104,845	—	—	10,104,845
	10,154,064	400,541,656	—	410,695,720

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2020	11

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, and mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

Fund Performance

The Sit Quality Income Fund provided a return of +2.04% during the 12-month period ending March 31, 2020, compared to the return of the Bloomberg Barclays 1-3 Year Government/Credit Bond Index of +4.53%. The Fund’s 30-day SEC yield was 1.21% and its 12-month distribution rate was 1.82%.

Factors that Influenced the Fund’s Performance

The primary goal of the Fund is to maintain a high credit quality portfolio with stable principal values, while generating a relatively high level of income. During the 12-month period, the Fund benefited from the income advantage produced by its holdings in residential mortgages, corporate, and taxable municipal securities. The Fund reduces interest rate risk by using futures and options on Treasury securities. The use of futures and options was effective in providing stability to the Fund’s net asset value, however, it detracted from the return as short-term yields declined by more than 2 percent. Corporate securities experienced a positive return for the Fund, but significant yield spread widening caused those securities to under-perform the benchmark. The Fund’s treasury holdings also lagged the benchmark as the securities held by the Fund are shorter in duration than the benchmark. The Fund’s structured securities, collateralized mortgage obligations and asset-backed securities, underper-formed as spreads widened on these securities as concerns regarding the COVID-19 virus accelerated. Although the Fund underper-formed during the 12-month period, several sectors outperformed the benchmark. Agency mortgage-backed securities outperformed due to the strong income advantage. Taxable municipal securities outperformed as the strong income return and longer duration performed well in the interest rate environment.

Outlook and Positioning

The year pivoted from concerns regarding global growth, trade issues with China, upcoming election season, and global conflicts to a global pandemic brought on by the COVID-19 virus. Before the global pandemic took root, the U.S. economy was on a solid footing with growth estimates in the +2.0 to +2.5 percent range. The world has ground to a standstill and most economies are falling into recessions. A flight to quality quickly turned into a flight to cash with run-on-the-bank like behavior. While yields on U.S. Treasuries declined, yields on credit sensitive sectors increased causing significant price declines. Investors’ panic selling caused the Federal Reserve to launch a series

 HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

of massive bond buying programs which includes investment grade corporate bonds, money market securities, agency mortgage bonds, asset-backed bonds, and more. In addition, the Fed Funds rate started the year at 2.50 percent and was cut all the way to 0.25 percent. We expect interest rates to remain lower until global concerns wane regarding the COVID-19 virus. The financial markets will likely experience elevated levels of volatility, which should provide trading opportunities in the upcoming year. The Fund’s high coupon mortgages should continue to produce an income advantage in this environment as prepayments are likely to remain stable.

We have positioned the Fund defensively, in both credit quality and interest rate sensitivity to maximize return potential while preserving principal. We focus on a mix of Treasury, agency and credit sectors that provide relatively high levels of income and stable prices.

Bryce A. Doty, CFA	Chris M. Rasmussen, CFA
Senior Portfolio Manager	Mark H. Book, CFA
Portfolio Managers

Information on this page is unaudited.
12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2020

	Sit Quality Income Fund	Bloomberg Barclays 1-3 Year Government/Credit Index[1]	Lipper Short Investment Grade Bond Index[2]
One Year	2.04%	4.53%	0.96%
Five Years	1.16	1.90	1.48
Since Inception (12/31/12)	0.96	1.58	1.35

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for the periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	34.9%
Corporate Bonds	17.0
Taxable Municipal Bonds	13.0
Mortgage Pass-Through Securities	11.1
Asset-Backed Securities	9.0
Collateralized Mortgage Obligations (Non-Agency)	8.6
Other Net Assets	6.4

Based on total net assets as of March 31, 2020. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/20:	$9.82 Per Share
Net Asset Value 3/31/19:	$9.80 Per Share
Total Net Assets:	$90.3 Million
Average Maturity:	10.0 Years
Effective Duration[3]:	1.7 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.
MARCH 31, 2020	13

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Quality Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Asset-Backed Securities - 10.4%
Agency - 1.4%
FNMA Grantor Trust, Series 2004-T5, Class A11 [1]	623,229	2.21	5/28/35	586,026
FNMA REMICS, Series 2001-W2, Class AS5 [14]	2,443	6.47	10/25/31	2,504
Small Business Administration, Series 2000-20D, Class 1	12,406	7.47	4/1/20	12,406
Small Business Administration, Series 2006-20D, Class 1	206,195	5.64	4/1/26	219,435
Small Business Administration, Series 2007-20B, Class 1	155,686	5.49	2/1/27	167,431
Small Business Administration, Series 2007-20J, Class 1	266,635	5.57	10/1/27	283,441

				1,271,243

Non-Agency - 9.0%
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class M2 [1,4]	499,642	6.50	8/15/30	505,899
Aegis Asset Backed Securities Corp., Series 2003-2, Class M1, 1 Mo. Libor + 1.13% [1]	747,206	2.07	11/25/33	606,212
Bayview Opportunity Master Fund, Series 2017-SPL5, Class A [1,4]	335,221	3.50	6/28/57	327,779
Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	102,684	5.01	8/25/32	99,108
Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	310,000	5.43	1/25/34	282,567
Centex Home Equity Loan Trust, Series 2004-D, Class AF6 [14]	1,727	5.17	9/25/34	1,719
CIT Home Equity Loan Trust, Series 2003-1, Class A6 [14]	423	4.56	10/20/32	420
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	85,672	5.12	2/25/35	85,388
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class B [4]	500,000	3.94	7/15/27	491,111
GSAMP Trust, Series 2004-FM1, Class M1, 1 Mo. Libor + 0.98% [1]	174,105	1.92	11/25/33	159,888
Home Equity Mortgage Loan Asset-Backed Trust, Series 2003-A, Class AV2, 1 Mo. Libor + 0.86% [1]	323,222	1.81	10/25/33	303,874
Mill City Mortgage Loan Trust, Series 2017-3, Class A1 1, [4]	276,816	2.75	1/25/61	276,401
New Century Home Equity Loan Trust, Series 2003-5, Class AI7 [1]	2,937	5.05	11/25/33	2,905
NovaStar Mortgage Funding Trust, Series 2004-2, Class M2, 1 Mo. Libor + 1.02% [1]	44,812	1.97	9/25/34	36,012
OSCAR US Funding Trust IX, LLC, Series 2018-2A, Class A4 [4]	500,000	3.63	9/10/25	523,409
OSCAR US Funding Trust VI, LLC, Series 2017-1A, Class A3 [4]	60,530	2.82	6/10/21	60,608
OSCAR US Funding Trust VI, LLC, Series 2017-1A, Class A4 [4]	940,000	3.30	5/10/24	951,835
Towd Point Mortgage Trust, Series 2019-MH1, Class A1A 1, [4]	985,267	2.18	2/25/60	964,946
Towd Point Mortgage Trust, Series 2019-MH1, Class A2 1, [4]	800,000	3.00	11/25/58	756,607
Towd Point Mortgage Trust, Series 2019-SJ1, Class A1 1, [4]	1,015,989	3.75	11/25/58	993,875
Towd Point Mortgage Trust, Series 2019-SJ3, Class A1 1, [4]	662,845	3.00	11/25/59	657,509

				8,088,072

Total Asset-Backed Securities (cost: $9,657,134)				9,359,315

Collateralized Mortgage Obligations - 18.7%
Agency - 10.1%
FHLMC REMICS, Series 2528, Class KM	24,223	5.50	11/15/22	25,176
FHLMC REMICS, Series 3104, Class BY	102,396	5.50	1/15/26	111,052
FHLMC REMICS, Series 3806, Class JA	244,010	3.50	2/15/26	253,736
FHLMC REMICS, Series 4759, Class NA	787,878	3.00	8/15/44	823,569
FHLMC REMICS, Series 4776, Class QG	823,929	3.00	9/15/42	841,120
FHLMC Structured Pass-Through Certificates, Series T-60, Class 1A2	784,129	7.00	3/25/44	925,742
FNMA Grantor Trust, Series 2004-T1, Class 2A [1]	441,669	3.74	8/25/43	472,058
FNMA REMICS, Series 2003-52, Class NA	28,707	4.00	6/25/23	29,306
FNMA REMICS, Series 2005-19, Class PA	4,211	5.50	7/25/34	4,217
FNMA REMICS, Series 2005-68, Class PC	2,557	5.50	7/25/35	2,578
FNMA REMICS, Series 2008-65, Class CD	204	4.50	8/25/23	205
FNMA REMICS, Series 2009-13, Class NX	1,519	4.50	3/25/24	1,548
FNMA REMICS, Series 2009-71, Class MB	29,957	4.50	9/25/24	31,330
FNMA REMICS, Series 2009-88, Class DA	258	4.50	10/25/20	259
FNMA REMICS, Series 2012-19, Class GH	25,236	3.00	11/25/30	26,009

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
FNMA REMICS, Series 2013-74, Class AD	103,951	2.00	7/25/23	105,122
FNMA REMICS, Series 2017-97, Class DP	843,543	3.50	10/25/46	877,697
FNMA REMICS, Series 2018-1, Class TE	496,131	3.50	3/25/44	517,640
FNMA REMICS, Series 2018-25, Class AG	607,933	3.50	4/25/47	647,667
FRESB Mortgage Trust, Series 2018-SB45, Class A5H [1]	780,880	2.96	11/25/37	817,363
FRESB Mortgage Trust, Series 2018-SB46, Class A5H [1]	833,243	2.89	12/25/37	871,975
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A, 1 Mo. Libor + 0.45% [1]	205,473	1.47	10/7/20	205,344
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 2A, 1 Mo. Libor + 0.56% [1]	924,454	1.58	12/8/20	924,451
Seasoned Credit Risk Transfer Trust, Series 2019-4, Class M55D	476,487	4.00	2/25/59	515,467
Vendee Mortgage Trust, Series 1993-1, Class ZB	47,234	7.25	2/15/23	50,525

				9,081,156

Non-Agency - 8.6%
Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1, 1 Mo. Libor + 0.70% [1]	794,811	1.65	1/25/35	770,926
COLT Mortgage Loan Trust, Series 2019-1, Class A1 1, [4]	257,766	3.71	3/25/49	255,502
GSR Mortgage Loan Trust, Series 2005-5F, Class 8A1, 1 Mo. Libor + 0.50% [1]	32,531	1.45	6/25/35	29,157
JP Morgan Mortgage Trust, Series 2019-1, Class A6 1, [4]	107,152	4.00	5/25/49	106,282
JP Morgan Mortgage Trust, Series 2020-2, Class A4 1, [4]	990,739	3.50	7/25/50	989,957
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1 [1]	153,193	4.68	11/21/34	144,724
MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	67,411	6.25	6/25/33	69,977
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1	85,906	5.50	7/25/33	87,740
MASTR Alternative Loan Trust, Series 2003-8, Class 3A1	61,686	5.50	12/25/33	61,651
MASTR Asset Securitization Trust, Series 2005-2, Class 1A3	34,000	5.35	11/25/35	34,078
New Residential Mortgage Loan Trust, Series 2017-2A, Class A4 [1,4]	508,203	4.00	3/25/57	523,811
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1 [1,4]	536,073	4.00	4/25/57	555,205
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, 1 Mo. Libor + 1.50% [1,4]	225,427	2.45	6/25/57	213,609
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A [1,4]	365,201	4.00	12/25/57	377,588
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 1 Mo. Libor + 0.75% 1, [4]	593,196	1.70	1/25/48	551,050
Oaks Mortgage Trust, Series 2015-1, Class A9 [1,4]	735,652	3.00	4/25/46	729,652
Prime Mortgage Trust, Series 2004-CL1, Class 1A1	62,501	6.00	2/25/34	63,522
RAAC Trust, Series 2004-SP3, Class AI5 [1]	211	4.89	12/25/32	210
Sequoia Mortgage Trust, Series 2012-2, Class B1 [1]	556,381	4.20	4/25/42	543,453
Sequoia Mortgage Trust, Series 2017-4, Class A4 1, [4]	250,283	3.50	7/25/47	247,948
Sequoia Mortgage Trust, Series 2018-3, Class A4 1, [4]	462,730	3.50	3/25/48	460,655
Sequoia Mortgage Trust, Series 2020-2, Class A4 1, [4]	843,254	3.50	3/25/50	846,818
Structured Asset Securities, Corp. Mtg Pass-Through Certificates, Series 2003-22A, Class 3A [1]	53,311	4.21	6/25/33	50,479
WaMu Mortgage Pass Through Certificates, Series 2002-AR2 Class A, US FED + 1.25% [1]	82,471	2.23	2/27/34	73,344

				7,787,338

Total Collateralized Mortgage Obligations (cost: $16,736,791)				16,868,494

Corporate Bonds - 17.0%
Ameriprise Financial, Inc.	600,000	3.00	4/2/25	597,462
Biogen, Inc.	900,000	4.05	9/15/25	951,569
Citizens Financial Group, Inc. (Subordinated)	464,000	3.75	7/1/24	462,227
Credit Suisse Group Funding Guernsey, Ltd. [4]	450,000	3.75	3/26/25	444,235
Delta Air Lines 2015-1 Class A Pass Through Trust	603,658	3.88	7/30/27	544,898
Doric Nimrod Air Finance Alpha 2012-1 Trust [4]	380,158	5.13	11/30/22	385,708
Duke Energy Florida Project Finance, LLC	891,480	1.73	9/1/22	902,020
Georgia-Pacific, LLC	645,000	7.38	12/1/25	815,485
Glencore Finance Canada, Ltd. [4]	1,000,000	4.95	11/15/21	990,350
John Hancock Life Insurance Co. (Subordinated) [4]	900,000	7.38	2/15/24	1,050,590
JPMorgan Chase & Co., 3 Mo. Libor + 0.80% [1]	900,000	2.53	5/10/23	902,855

See accompanying notes to financial statements.
MARCH 31, 2020	15

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Liberty Mutual Insurance Co. (Subordinated) [4]	700,000	8.50	5/15/25	837,054
Merck & Co., Inc.	375,000	3.88	1/15/21	379,413
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29% 1, [4]	725,000	3.03	12/15/24	724,031
Pfizer, Inc.	350,000	2.20	12/15/21	351,035
Procter & Gamble Co.	325,000	2.30	2/6/22	332,431
Prudential Insurance Co. of America (Subordinated) [4]	700,000	8.30	7/1/25	846,296
RenaissanceRe Finance, Inc.	500,000	3.70	4/1/25	536,544
SBA Tower Trust, Series 2014-2A, Class C [4]	750,000	3.87	10/8/24	759,028
State Street Corp.	400,000	1.95	5/19/21	398,243
Tyson Foods, Inc.	200,000	2.25	8/23/21	199,082
United Airlines 2014-2 Class B Pass Through Trust	580,877	4.63	9/3/22	543,475
US Airways 2013-1 Class A Pass Through Trust	652,360	3.95	11/15/25	651,971
Walmart, Inc.	500,000	3.13	6/23/21	510,888
Wisconsin Public Service Corp.	200,000	3.35	11/21/21	201,028

Total Corporate Bonds (cost: $15,544,568)				15,317,918

Mortgage Pass-Through Securities - 11.1%
Federal Home Loan Mortgage Corporation - 0.6%
Freddie Mac	121,151	3.00	9/1/27	127,121
Freddie Mac	25,296	3.50	7/1/26	26,627
Freddie Mac	161,287	4.00	7/1/26	170,167
Freddie Mac	172,423	4.00	1/1/27	181,930
Freddie Mac	1,764	4.50	12/1/21	1,839
Freddie Mac	7,473	4.50	7/1/26	7,817
Freddie Mac	11,325	5.00	10/1/25	12,200
Freddie Mac	119	5.50	5/1/20	119
Freddie Mac	31	5.50	7/1/20	31
Freddie Mac	23	5.50	12/1/20	23
Freddie Mac	4,647	5.50	3/1/21	4,703
Freddie Mac	3,222	5.50	3/1/21	3,238

				535,815

Federal National Mortgage Association - 7.7%
Fannie Mae	937,854	2.29	11/1/22	966,290
Fannie Mae	1,281,340	2.35	5/1/23	1,331,268
Fannie Mae	261,477	2.50	6/1/23	271,134
Fannie Mae	202,480	3.00	8/1/28	212,004
Fannie Mae	1,312,100	3.23	11/1/20	1,312,121
Fannie Mae	462,882	3.50	1/1/26	487,273
Fannie Mae	13,471	4.00	9/1/24	14,161
Fannie Mae	99,138	4.00	6/1/25	104,292
Fannie Mae	18,411	4.00	10/1/31	20,077
Fannie Mae	82,930	4.50	4/1/25	87,451
Fannie Mae	7,835	5.00	9/1/20	8,222
Fannie Mae	327	5.50	1/1/21	328
Fannie Mae	451	5.50	10/1/21	454
Fannie Mae	792,777	5.50	8/1/40	914,903
Fannie Mae	1,074,068	5.50	2/1/42	1,215,949

				6,945,927

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Government National Mortgage Association - 0.1%
Ginnie Mae, US Treasury + 1.50% [1]	34,526	3.88	4/20/33	35,704
Ginnie Mae, US Treasury + 1.50% [1]	8,422	3.88	4/20/42	8,608
Ginnie Mae	14,801	5.00	12/20/23	15,472
Ginnie Mae	9,430	5.00	9/15/24	9,836
Ginnie Mae	35,179	5.00	6/20/26	37,764

				107,384

Other Federal Agency Securities - 2.7%
Small Business Administration Pools, PRIME - 2.50% [1]	582,094	2.25	5/25/43	582,256
Small Business Administration Pools, PRIME + 0.77% [1]	450,801	5.52	3/25/30	486,014
Small Business Administration Pools, PRIME + 0.80% [1]	1,271,181	5.55	2/25/28	1,363,779

				2,432,049

Total Mortgage Pass-Through Securities (cost: $9,885,002)				10,021,175

Taxable Municipal Bonds - 13.0%
Atlanta Downtown Development Authority [17]	225,000	6.88	2/1/21	235,690
Berks County Industrial Development Authority	270,000	3.20	5/15/21	270,521
City of Oklahoma City OK	1,000,000	2.75	3/1/26	1,055,380
City of San Antonio TX	1,000,000	6.04	8/1/33	1,012,930
City of Westminster Co. Water & Wastewater Utility Revenue	1,000,000	5.82	12/1/30	1,020,940
City of Wilkes-Barre PA [17]	1,000,000	3.24	11/15/21	1,035,310
City of Worcester MA [17]	250,000	6.75	11/1/34	258,500
Colorado Housing & Finance Authority	5,000	4.00	11/1/31	5,216
Financial Consulting Services Group, LLC [4]	1,000,000	5.50	2/1/21	1,000,000
Kentucky Higher Education Student Loan Corp.	605,000	3.92	6/1/32	653,394
Massachusetts Educational Financing Authority	430,000	4.00	1/1/32	445,987
Massachusetts Educational Financing Authority	750,000	4.41	7/1/34	847,995
New Hampshire Housing Finance Authority	350,000	4.00	7/1/35	361,396
New Hampshire Housing Finance Authority	5,000	4.00	1/1/37	5,270
New Jersey Economic Development Authority	365,000	4.43	12/1/21	376,220
New Jersey Economic Development Authority	500,000	2.88	6/15/24	481,700
New York City Transitional Finance Authority Future Tax Secured Revenue	750,000	6.27	8/1/39	750,060
Patoka Lake Regional Water & Sewer District	705,000	2.33	1/1/25	721,194
Tennessee Housing Development Agency	80,000	3.50	7/1/31	82,271
Wisconsin Housing & Economic Development Authority [8]	750,000	3.50	3/1/46	778,620
Wisconsin Public Finance Authority (Statler Hilton) [6]	500,000	3.50	12/15/27	381,385

Total Taxable Municipal Bonds (cost: $11,601,026)				11,779,979

U.S. Treasury / Federal Agency Securities - 23.4%
Federal Agency Issues - 1.4%
Federal Agricultural Mortgage Corp., 3 Mo. Libor + 0.37% [1]	250,000	1.37	3/9/23	251,933
Pershing Road Development Co., LLC, 3 Mo. Libor + 0.40% 1, [4]	250,000	1.98	9/15/21	246,250
U.S. Department of Housing and Urban Development	800,000	4.28	8/1/27	809,369

				1,307,552

U.S. Treasury - 22.0%
U.S. Treasury Bill [6]	4,500,000	0.02	6/11/20	4,499,188
U.S. Treasury Bill [6]	4,500,000	0.04	5/26/20	4,499,708
U.S. Treasury Bill [6]	4,500,000	0.13	10/1/20	4,497,242

See accompanying notes to financial statements.
MARCH 31, 2020	17

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
U.S. Treasury Floating Rate Note, 3 Mo. Libor + 0.05% [1]	2,250,000	0.13	10/31/20	2,249,667
U.S. Treasury Note	4,000,000	2.00	2/28/21	4,070,312

				19,816,117

Total U.S. Treasury / Federal Agency Securities (cost: $21,064,737)				21,123,669

Short-Term Securities - 27.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.30%	25,199,363			25,199,363

(cost: $25,199,363)
Total Investments in Securities - 121.5% (cost: $109,688,621)				109,669,913

Other Assets and Liabilities, net - (21.5%)				(19,396,883)

Total Net Assets - 100.0%				$90,273,030

[1]

Variable rate security. Rate disclosed is as of March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2020 was $19,651,598 and represented 21.8% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2020, 0.9% of net assets in the Fund was invested in such securities.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2020.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other Significant	Other Significant
	Price ($)	Observable Inputs ($)	Observable Inputs ($)	Total ($)
Assets
Asset-Backed Securities	—	9,359,315	—	9,359,315
Collateralized Mortgage Obligations	—	16,868,494	—	16,868,494
Corporate Bonds	—	15,317,918	—	15,317,918
Mortgage Pass-Through Securities	—	10,021,175	—	10,021,175
Taxable Municipal Bonds	—	11,779,979	—	11,779,979
U.S. Treasury / Federal Agency Securities	—	21,123,669	—	21,123,669
Short-Term Securities	25,199,363	—	—	25,199,363
	25,199,363	84,470,550	—	109,669,913

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2020	19

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

Fund Performance

The Sit Tax-Free Income Fund provided a return of +1.66% during the fiscal year ended March 31, 2020 versus a return of +2.19% for its benchmark, the Bloomberg Barclays 5-year Municipal Bond Index. As of March 31, 2020, the Fund’s 30-day SEC yield was 2.00%, compared to the yield of 1.68% for the benchmark index. The Fund’s 12-month distribution rate was 3.01%.

Factors that Influenced the Fund’s Performance

The tax-exempt yield curve shifted lower during the past year with long yields falling the most. Yields for short to intermediate maturities fell approximately 45-55 basis points, while yields for long bonds fell approximately 60 basis points. Tax-exempt fund flows provided strong support for the municipal market throughout much of the fiscal year. Inflows reversed sharply in March of 2020 as the COVID-19 crisis roiled the markets. However, net positive inflows still exceeded $65B for the year. Municipal issuance for the fiscal year was $432B despite a sharp drop-off in March. That volume exceeded the prior fiscal year by 22.6%, yet was easily absorbed by the market. Credit spreads for tax-exempt bonds widened sharply in March in response to the crisis and thus ended up wider for the year, particularly for BBB-rated credits and below.

The Fund benefitted from a larger weighting of long duration bonds relative to the benchmark over the last year, as longer bonds significantly outperformed shorter bonds. However, the Fund’s hedge in U.S. Treasury futures partially offset this excess return as Treasury yields decreased approximately 65-70 basis points through late November when the hedge was removed. In terms of quality, performance was directly correlated with credit strength as AAA-rated bonds were the best performing part of the index and BBB-rated bonds the worst. The Fund’s slight overweight in BBB-rated bonds as well as significant allocation to below investment grade and non-rated bonds were the biggest reasons the Fund underperformed its benchmark for the year. An offsetting factor was the outperformance of both single family mortgage revenue bonds, the Fund’s largest weighting, and insured bonds.

  HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Outlook and Positioning

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run. Housing-related sectors remain a meaningful percentage of the Fund, totaling more than 45% of Fund assets, and continue to present an attractive relative value. Similarly, over 20% of the Fund remains invested in non-rated bonds which provide an attractive income advantage. We will add to higher coupon bonds when available and focus deeply on credit analysis to take advantage of opportunities as they arise, which we expect to be wide-ranging in the current environment. We remain diversified on a geographic and issuer basis in order to mitigate credit and liquidity risk, and we believe the Fund is well-positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA

Senior Portfolio Manager

Information on this page is unaudited.
20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2020

	Sit	Bloomberg	Lipper
	Tax-Free	Barclays	General
	Income	5-Year Muni	Muni Bond
	Fund	Bond Index[1]	Fund Index[2]
One Year	1.66%	2.19%	2.46%
Five Years	3.28	2.08	3.00
Ten Years	4.68	2.76	4.28
Since Inception (9/29/88)	5.07	4.83	5.40

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	23.6%
Multi Family Mortgage	22.2
Other Revenue	11.9
Insured	8.7
Education/Student Loan	8.6
General Obligation	6.6
Sectors less than 5%	15.3
Cash & Other Net Assets	3.1

Based on total net assets as of March 31, 2020. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/20:	$9.56 Per Share
Net Asset Value 3/31/19:	$9.69 Per Share
Total Net Assets:	$313.3 Million
Average Maturity:	19.2 Years
Effective Duration[3]:	6.0 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities

AAA	0.0%
AA	0.3
A	0.0
BBB	0.5
BB	18.3
<BB	3.5

Total	22.6%

Information on this page is unaudited.
MARCH 31, 2020	21

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 92.5%
Alabama - 0.4%
Clio Water & Sewer Rev. (AGM Insured)	340,000	3.10	1/1/33	340,449
Pell City Special Care Facs. Finance Auth. Rev. (Noland Health Services, Inc.)	500,000	5.00	12/1/31	526,080
Russell Co. Board of Education Rev.	345,000	3.05	12/1/34	345,159

				1,211,688

Alaska - 0.7%
AK Hsg. Finance Corp. Mtg. Rev.	190,000	4.13	12/1/37	193,614
AK Hsg. Finance Corp. Mtg. Rev.	800,000	3.75	12/1/40	856,120
AK Hsg. Finance Corp. Rev. (State Capital Proj.)	500,000	4.00	6/1/36	545,245
AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,15]	250,000	5.50	N/A	12,500
AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	250,000	5.00	4/1/33	268,793
AK Industrial Dev. & Export Auth. Rev. (Tanana Chiefs Conference Proj.)	300,000	4.00	10/1/49	328,725

				2,204,997

Arizona - 2.3%
AZ Health Facs. Auth. Rev. (Scottsdale Lincoln Hospital Proj.) [1]	250,000	4.00	12/1/39	250,163
AZ Industrial Dev. Auth. Rev. (Bridgewater Avondale Proj.)	500,000	5.38	1/1/38	456,430
AZ Industrial Dev. Auth. Rev. (Pinecrest Academy Horizon) [4]	500,000	5.75	7/15/38	525,750
Glendale Industrial Dev. & Auth. Rev. (Beatitudes Campus Proj.)	300,000	5.00	11/15/36	281,292
Glendale Industrial Dev. & Auth. Rev. (Glencroft Retirement Community)	400,000	5.00	11/15/36	387,256
La Paz Co. Industrial Dev. Auth. (Charter School Solutions Harmony Public Proj.)	750,000	5.00	2/15/48	805,380
Maricopa Co. Industrial Dev. Auth. Education Rev. (Horizon Community Learning Center)	300,000	5.00	7/1/35	286,410
Maricopa Co. Industrial Dev. Auth. Rev. (Christian Care Surprise Inc.) [4]	250,000	5.75	1/1/36	246,665
Maricopa Co. Industrial Dev. Auth. Rev. (Paradise School Proj.)	1,000,000	4.00	7/1/54	1,082,330
Peoria Industrial Dev. Auth. Rev. (Sierra Winds Life Care Community)	400,000	5.25	11/15/29	375,504
Phoenix City Industrial Dev. Auth. Rev. (Vista College Preparatory Proj.)	400,000	4.13	7/1/38	441,520
Pima Co. Industrial Dev. Auth. Education Rev. (American Leadership Academy Proj.) [4]	1,000,000	5.38	6/15/35	983,100
Pima Co. Industrial Dev. Auth. Education Rev. (American Leadership Academy Proj.) [4]	370,000	4.75	6/15/37	330,262
Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	370,000	9.75	5/1/25	391,541
Tempe Industrial Dev. Auth. Rev. (Mirabella at ASU Proj.) [4]	500,000	4.70	10/1/24	494,025

				7,337,628

Arkansas - 0.7%
Clarksville School District No. 17 of Johnson Co. G.O.	500,000	2.70	12/1/24	500,350
Rogers City Rev.	1,000,000	3.88	11/1/39	1,080,880
Springdale City Sales & Use Tax Rev. Ref. (BAM Insured)	500,000	3.60	4/1/41	518,145

				2,099,375

California - 4.7%
CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	500,000	6.00	8/1/29	630,700
CA State G.O.	500,000	4.00	12/1/40	535,830
Carlsbad Unified School District G.O. Capital Appreciation [6]	400,000	6.00	8/1/31	514,968
Colton Joint Unified School District G.O. (AGM Insured) [6]	1,000,000	6.00	8/1/35	1,163,620
Encinitas Union School District G.O. Capital Appreciation [6]	500,000	7.00	8/1/35	666,115
Hartnell Community College G.O. [6]	500,000	7.00	8/1/34	593,385
Healdsburg Unified School District G.O. [6]	1,250,000	5.00	8/1/37	1,285,162
Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	250,000	6.75	8/1/40	320,240
Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	1,100,000	6.00	8/1/34	1,195,524
Martinez Unified School District G.O. [6]	250,000	6.13	8/1/35	302,745
Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	500,000	6.25	10/1/28	534,295
Redondo Beach School District G.O. [6]	600,000	6.38	8/1/34	764,214
Reef-Sunset Unified School District (BAM Insured) [6]	750,000	5.00	8/1/38	803,235

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Ripon Unified School District G.O. (BAM Insured) [6]	270,000	4.50	8/1/30	297,418
Ripon Unified School District G.O. (BAM Insured) [6]	80,000	4.50	8/1/30	87,418
Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	500,000	1.63	6/1/39	461,830
San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	400,000	5.00	6/1/39	441,224
South Tahoe Joint Powers Financing Auth. Tax Allocation Ref. (South Tahoe Redev. Proj.) (AGM Insured)	500,000	5.00	10/1/30	567,950
Sulphur Springs Union School District C.O.P. (AGM Insured) [6]	450,000	6.50	12/1/37	558,387
Tracy Joint Unified School District G.O. Capital Appreciation [6]	600,000	7.00	8/1/41	615,318
Tustin Unified School District G.O. Capital Appreciation [6]	500,000	6.00	8/1/28	531,985
Upland Unified School District G.O. Capital Appreciation [6]	1,000,000	7.00	8/1/41	1,242,520
Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	500,000	6.00	8/1/34	630,475

				14,744,558

Colorado - 4.7%
Aerotropolis Regional Transportation Auth. Rev.	400,000	5.00	12/1/51	365,672
Broadway Station Metropolitan District No. 2 G.O.	750,000	5.13	12/1/48	722,160
Broadway Station Metropolitan District No. 3 G.O.	500,000	5.00	12/1/49	456,130
Buffalo Highlands Metropolitan District G.O.	350,000	5.25	12/1/38	325,633
CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	250,000	5.60	7/1/34	251,500
CO Educational & Cultural Facs. Auth. Rev. Ref. (Windsor Charter Academy) [4]	800,000	5.00	9/1/36	767,936
CO Health Facs. Auth. Rev. (Covenant Retirement Community)	650,000	5.00	12/1/48	682,305
CO Science and Technology Park Metropolitan District No.1 Rev.	500,000	5.00	12/1/33	487,780
Copper Ridge Metropolitan District Rev.	350,000	5.00	12/1/43	317,516
Copperleaf Metro District No. 2 G.O.	500,000	5.75	12/1/45	502,575
Copperleaf Metro District No. 4 G.O.	750,000	5.00	12/1/49	667,402
Creekwalk Marketplace Business Improvement District Rev. [4]	500,000	5.50	12/1/39	437,370
Crystal Crossing Metro District G.O.	500,000	5.25	12/1/40	472,305
Denver 9th Avenue Metropolitan District No. 2 G.O	500,000	5.00	12/1/48	474,735
Denver Urban Renewal Auth. Tax Allocation [4]	500,000	5.25	12/1/39	469,620
DIATC Metropolitan District G.O. [4]	500,000	5.00	12/1/49	465,670
Haskins Station Metropolitan District G.O.	500,000	5.00	12/1/49	421,965
Hunters Overlook Metropolitan District No. 5 G.O.	500,000	5.00	12/1/49	462,910
Iron Mountain Metropolitan District No. 2 G.O.	635,000	5.00	12/1/39	568,281
Lambertson Farms Metro District No. 1 G.O.	500,000	5.00	12/15/25	452,055
Leyden Rock Metropolitan District No. 10 G.O.	250,000	5.00	12/1/45	239,910
Mirabelle Metropolitan Dist. No. 2 G.O.	500,000	5.00	12/1/49	437,910
Painted Prairie Public Improvement Auth. Rev.	500,000	5.00	12/1/39	459,445
Palisade Metropolitan District No. 2 G.O.	500,000	5.00	12/1/46	458,850
St. Vrain Lakes Metropolitan District No. 2 G.O.	500,000	5.00	12/1/37	475,735
STC Metropolitan District No. 2 G.O.	500,000	5.00	12/1/49	450,580
Tallman Gulch Metropolitan District G.O.	500,000	5.25	12/1/47	444,720
Thompson Crossing Metropolitan District No. 4 G.O.	500,000	5.00	12/1/49	469,150
Vauxmont Metropolitan District G.O. (AGM Insured)	500,000	3.25	12/15/50	519,230
Velocity Metropolitan District No. 3 G.O.	500,000	5.38	12/1/39	480,320
Wild Plum Metropolitan District G.O.	595,000	5.00	12/1/49	617,729

				14,825,099

Connecticut - 0.9%
CT Hsg. Finance Auth. Rev.	550,000	3.88	11/15/35	592,185
CT Hsg. Finance Auth. Rev. [9]	505,000	4.25	6/15/43	561,020
CT Hsg. Finance Auth. Rev.	1,000,000	3.85	5/15/45	1,043,000
CT Hsg. Finance Auth. Rev. [9]	455,000	4.30	6/15/48	503,066

				2,699,271

See accompanying notes to financial statements.
MARCH 31, 2020	23

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
District of Columbia - 0.4%
District of Columbia Hsg. Finance Agency Rev. (Multi-Family Dev. Program)	600,000	4.05	9/1/43	653,196
District of Columbia Rev. (Ingleside Rock Creek Proj.)	500,000	5.00	7/1/37	477,695

				1,130,891

Florida - 9.2%
Alachua Co. Health Facs. Auth. Rev. (Oak Hammock University)	385,000	8.00	10/1/32	422,041
Alta Lakes Community Dev. District Special Assessment	500,000	4.40	5/1/39	464,530
Ave Maria Stewardship Community District Special Assessment. (AGM Insured)	295,000	3.00	5/1/38	310,198
Bay Co. Educational Facs. Rev. (Bay Haven Charter)	430,000	5.25	9/1/30	434,893
Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	200,000	6.25	5/1/35	208,212
Capital Trust Agency Rev. (Elim Senior Housing, Inc.) [4]	250,000	5.00	8/1/27	225,138
Capital Trust Agency Rev. (Elim Senior Housing, Inc.) [4]	250,000	5.38	8/1/32	215,855
Capital Trust Agency Rev. (River City Educational Services, Inc. Proj.)	500,000	5.38	2/1/35	470,480
Capital Trust Agency Rev. (Tallahassee Tapestry) [2,4,5]	550,000	6.75	12/1/35	352,105
Capital Trust Agency Rev. (Tapestry Walden Senior Hsg. Proj.) 2, [4,5]	250,000	6.75	7/1/37	159,278
Capital Trust Agency Rev. (Tuscan Gardens Senior Living Center)	250,000	7.00	4/1/35	212,000
Capital Trust Agency Rev. (University Bridge LLC Student Housing Proj.) [4]	500,000	5.25	12/1/43	482,245
Celebration Pointe Community Dev. District Special Assessment Rev. [4]	250,000	5.00	5/1/32	254,095
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4,5]	250,000	7.25	5/15/26	217,812
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4,5]	750,000	8.13	5/15/44	653,438
Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	415,000	6.25	10/1/39	433,248
Dowden West Community Dev. District Special Assessment [4]	360,000	5.40	5/1/39	375,239
Durbin Crossing Community Dev. District Special Assessment (AGM Insured)	520,000	5.00	5/1/32	634,135
Escambia Co. Housing Finance Auth. Rev. (Multi-County Program)	990,000	3.75	10/1/49	1,051,251
FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	75,000	5.00	7/1/26	75,620
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	990,000	4.20	1/1/45	1,094,752
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	500,000	3.30	7/1/49	513,910
FL State Department of Education	1,000,000	4.38	7/1/30	1,018,830
FRERC Community Dev. District Special Assessment	1,000,000	5.38	11/1/40	933,340
Gramercy Farms Community Dev. District Special Assessment [6]	420,000	3.24	5/1/39	201,600
Harbor Bay Community Dev. District Special Assessment	350,000	4.10	5/1/48	307,520
Heritage Harbour North Community Dev. District Special Assessment	200,000	5.00	5/1/34	208,022
Lake Co. Educational Project. Rev. (Imagine South Lake Charter School Proj.) [4]	550,000	5.00	1/15/39	537,510
Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Azario Proj.)	580,000	4.00	5/1/40	522,690
Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (NE Sector Proj.)	435,000	3.85	5/1/39	393,327
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	250,000	4.25	5/1/25	251,640
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	150,000	6.70	5/1/33	158,196
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Center)	200,000	7.40	5/1/30	208,954
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood National)	300,000	5.25	5/1/37	311,658
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	400,000	5.00	5/1/36	411,096
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.)	300,000	5.00	5/1/38	300,564
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.)	550,000	5.30	5/1/39	563,112
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Webb Proj.) [4]	320,000	5.00	5/1/37	325,712
Lakewood Ranch Stewardship District Special Assessment (Lake Club Phase 4 Proj.)	500,000	4.50	5/1/49	481,680
Lexington Oaks Community Dev. District Special Assessment Rev.	235,000	5.65	5/1/33	242,722
Live Oak No. 2 Community Dev. District Special Assessment	400,000	4.00	5/1/35	420,484
Long Lake Ranch Community Dev. District Special Assessment	110,000	5.63	5/1/24	111,338
LT Ranch Community Dev. District Special Assessment	500,000	4.00	5/1/40	455,420
Magnolia Creek Community Dev. District Rev. 2, [5,15]	250,000	5.60	N/A	45,000
Marshall Creek Community Dev. District Cap. Improvement Special Assessment Rev.	250,000	5.00	5/1/32	247,978
Miami-Dade Co. Transit Sales Tax Rev.	500,000	5.00	7/1/34	579,260
New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,15]	230,000	5.00	N/A	2

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Northern Palm Beach Co. Improvement District Special Assessment	500,000	5.00	8/1/29	519,730
Northern Palm Beach Co. Improvement District Special Assessment	250,000	5.00	8/1/37	256,942
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	550,000	5.00	8/1/34	600,336
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	500,000	5.00	8/1/35	552,490
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	250,000	5.00	8/1/41	272,962
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	415,000	3.95	3/1/40	435,621
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	375,000	4.00	9/1/48	402,446
Orlando Tourist Dev. Rev. (Senior Lien Tourist Dev.) (AGM Insured)	250,000	5.00	11/1/38	299,158
Palm Beach Co. Health Facs. Auth. Rev. (ACTS Retirement-Life Community, Inc.)	500,000	5.00	11/15/32	513,860
Palm Beach Co. Health Facs. Auth. Rev. (Lifespace Communities, Inc.)	500,000	4.00	5/15/53	440,735
Palm Beach Co. Health Facs. Auth. Rev. (Sinai Residences Boca Raton Proj.)	600,000	7.25	6/1/34	630,750
Palm Beach Co. Health Facs. Auth. Rev. (Sinai Residences Boca Raton Proj.)	690,000	7.50	6/1/49	723,631
Parker Road Community Dev. Dist. Special Assessment	500,000	4.10	5/1/50	414,810
Pinellas Co. Industrial Dev. Auth. Rev.	500,000	5.00	7/1/39	499,960
Seven Oaks Community Dev. District Special Assessment Rev	250,000	5.50	5/1/33	259,582
Southern Groves Community Dev. District No. 5 Special Assessment	500,000	4.00	5/1/43	450,350
Tolomato Community Dev. District Special Assessment	500,000	4.25	5/1/37	471,070
Tolomato Community Dev. District Special Assessment 2, 5	120,000	6.61	5/1/40	1
Tolomato Community Dev. District Special Assessment [6]	185,000	7.00	5/1/40	160,116
Tolomato Community Dev. District Special Assessment [6]	110,000	7.00	5/1/40	74,466
Tolomato Community Dev. District Special Assessment [6]	45,000	7.00	5/1/40	35,202
Tolomato Community Dev. District Special Assessment (AGM Insured)	500,000	3.75	5/1/40	549,695
Trout Creek Community Dev. District Special Assessment	300,000	5.38	5/1/38	310,767
University Park Recreation District Special Assessment (BAM Insured)	750,000	3.50	5/1/50	808,492
Waters Edge Community Dev. District Cap. Improvement Rev.	9,000	5.35	5/1/39	8,682
Waters Edge Community Dev. District Cap. Improvement Rev. [6]	165,000	6.60	5/1/39	144,669
Wiregrass Community Dev. District Special Assessment	245,000	5.38	5/1/35	252,847
Zephyr Ridge Community Dev. District Special Assessment 2, [5,15]	450,000	5.25	N/A	198,000

				28,785,500

Georgia - 3.4%
Clarke Co. Hospital Auth. Rev. (Piedmont Healthcare)	350,000	5.00	7/1/46	395,524
Cobb Co. Dev. Auth. Rev. (Presbyterian Village Proj.) [4]	650,000	5.00	12/1/39	572,760
Fulton Co. Dev. Auth. Rev. (Woodruff Arts Center)	500,000	5.00	3/15/44	584,070
GA Housing & Finance Authority Rev.	1,280,000	3.80	12/1/37	1,318,080
GA Housing & Finance Authority Rev.	1,000,000	4.00	12/1/37	1,022,050
GA Housing & Finance Authority Rev.	465,000	3.85	12/1/38	500,386
GA Housing & Finance Authority Rev.	270,000	4.00	12/1/39	281,132
GA Housing & Finance Authority Rev.	650,000	3.80	12/1/40	683,670
GA Housing & Finance Authority Rev.	605,000	3.85	12/1/41	622,019
GA Housing & Finance Authority Rev.	990,000	3.50	12/1/46	1,022,036
GA Housing & Finance Authority Rev.	600,000	4.00	12/1/48	640,164
GA Housing & Finance Authority Rev.	600,000	4.20	12/1/48	652,986
GA Housing & Finance Authority Rev.	1,000,000	3.25	12/1/49	1,024,640
GA Tax Allocation (Beltline Proj.)	500,000	5.00	1/1/30	501,440
Gainesville Hospital Auth. Rev. (Northeast Georgia Health System, Inc. Proj.)	500,000	5.00	2/15/37	599,910
Glynn-Brunswick Memorial Hospital Auth. Rev. (Southeast Georgia Health System Proj.)	350,000	5.00	8/1/47	407,645

				10,828,512

Idaho - 0.5%
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	380,000	7.00	10/1/24	390,404
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	250,000	7.38	10/1/29	257,330

See accompanying notes to financial statements.
MARCH 31, 2020	25

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	500,000	8.00	10/1/44	515,265
ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	380,000	5.75	12/1/32	400,896

				1,563,895

Illinois - 6.6%
Bellwood G.O.	500,000	5.88	12/1/27	556,385
Bolingbrook Special Tax (AGM Insured)	998,000	4.00	3/1/30	1,129,147
Burbank Educational Facs. Rev. (Intercultural Montessori Language School) [4]	500,000	6.00	9/1/35	519,355
Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	500,000	6.25	12/1/33	590,035
Chicago Heights G.O. (NATL-RE Insured)	500,000	4.50	12/1/29	545,355
Chicago Midway Airport Rev. (Second Lien)	500,000	5.25	1/1/35	545,165
Chicago Park Dist. G.O (Limited Tax)	1,000,000	5.00	1/1/28	1,077,080
Chicago Transit Auth. Sales Tax Rev.	250,000	5.25	12/1/30	264,195
IL Educational Facs. Auth. Rev.	250,000	4.50	11/1/36	272,932
IL Educational Facs. Auth. Rev. (Field Museum of Natural History)	500,000	3.90	11/1/36	555,820
IL Fin. Auth. Rev. (Admiral Lake Proj.)	670,000	5.13	5/15/38	601,626
IL Fin. Auth. Rev. (Christian Homes, Inc.)	500,000	5.00	5/15/36	479,140
IL Fin. Auth. Rev. (Edward Elmhurst Healthcare)	1,000,000	5.00	1/1/44	1,147,690
IL Fin. Auth. Rev. (Institute of Technology)	500,000	4.00	9/1/41	477,155
IL Fin. Auth. Rev. (Lifespace Communities)	500,000	5.00	5/15/35	516,600
IL Fin. Auth. Rev. (Lifespace Communities)	500,000	5.00	5/15/45	508,550
IL Fin. Auth. Rev. (Rogers Park Montessori School Proj.)	100,000	5.00	2/1/24	101,864
IL Fin. Auth. Rev. (Westminster Village)	500,000	5.25	5/1/38	477,505
IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	1,000,000	6.25	12/1/38	630,630
IL G.O.	250,000	5.50	7/1/33	256,800
IL G.O. (AGM Insured)	500,000	4.00	2/1/30	495,365
IL Housing Dev. Auth. Rev. (FHA Insured)	1,000,000	3.15	7/1/44	1,041,510
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	440,000	3.88	4/1/41	474,879
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	340,000	4.00	10/1/48	363,470
IL Rev.	500,000	5.00	6/15/33	506,995
IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	1,000,000	5.25	6/15/31	1,139,430
La Salle & Bureau Counties Township High School Dist. No. 120 LaSalle-Peru G.O. (BAM Insured)	250,000	5.00	12/1/31	299,878
Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O.	335,000	5.50	12/1/41	369,391
Macon Co. School District No. 61 Decatur G.O. (AGM Insured)	250,000	5.25	1/1/37	256,895
Macoupin Sangamon & Montgomery Counties Community Unit School District G.O. (AGM Insured)	990,000	4.25	12/1/35	1,066,200
Madison Counties Community College District No. 536 G.O. (Lewis & Clark Cmnty. College)	345,000	5.00	5/1/29	346,083
Malta Tax Allocation Rev. [2,5]	1,921,000	5.75	12/30/25	614,720
Metropolitan Pier & Exposition Auth. Rev. (McCormick Place Expansion Proj.)	250,000	5.00	6/15/57	243,395
Richton Park Public Library District G.O.	250,000	4.50	12/15/32	264,010
Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program) [2]	385,000	7.00	10/1/22	223,300
University of Illinois (AGM Insured)	1,000,000	4.13	4/1/48	1,106,270
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	145,000	4.00	12/1/22	142,478
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	250,000	5.25	12/1/37	242,975
Upper Illinois River Valley Dev. Auth. Rev. (Prairie Crossing Charter) [4]	250,000	5.00	1/1/45	236,090

				20,686,363

Indiana - 1.1%
Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.) 2, [5]	164,203	6.00	11/15/22	1,642
Evansville Hsg. Rev. (Silver Birch Evansville Proj.)	250,000	5.45	1/1/38	225,732
IN Finance Auth. Rev. (BHI Senior Living)	775,000	5.88	11/15/41	822,942
IN Finance Auth. Rev. (BHI Senior Living)	425,000	6.00	11/15/41	453,798
IN Finance Auth. Rev. (BHI Senior Living)	170,000	5.25	11/15/46	175,843

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
IN Finance Auth. Rev. (Greencroft Obligated Group)	350,000	6.50	11/15/33	372,278
IN Housing & Community Dev. Auth. Rev. (Hammond Assisted Living Proj.)	500,000	5.75	1/1/36	441,740
Merrillville Industry Economic Dev. Rev. (Belvedere Housing Proj.)	300,000	5.75	4/1/36	256,782
Mishawaka Multifamily Hsg. Rev. (Silver Birch Mishawaka Proj.) [4]	500,000	5.38	1/1/38	438,350
Richmond Hospital Auth. Rev. (Reid Hospital & Health Care)	350,000	5.00	1/1/35	391,860

				3,580,967

Iowa - 0.9%
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	650,000	5.00	5/15/36	673,517
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	550,000	5.00	5/15/47	560,120
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	530,000	4.00	5/15/55	464,020
North Polk Community School District G.O. (AGM Insured)	1,000,000	4.00	6/1/31	1,004,770

				2,702,427

Kansas - 0.1%
Wichita Health Care Facs. Rev. (Kansas Masonic Home)	300,000	5.25	12/1/36	289,641

Kentucky - 0.1%
Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	425,000	6.50	3/1/41	439,726

Louisiana - 1.5%
Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	15,279	5.00	11/1/40	15,374
LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Sec. Prog.) (GNMA/FHLMC Collateralized)	75,000	4.60	6/1/29	76,872
LA Local Government Environmental Facilities & Community Development Auth.	500,000	5.25	11/15/25	506,705
LA Local Government Environmental Facilities & Community Development Auth.	500,000	6.00	11/15/30	520,475
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.65	11/1/37	299,322
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	500,000	5.00	7/1/39	492,670
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.50	11/1/39	286,662
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	500,000	4.00	11/1/44	397,835
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	495,000	4.40	11/1/44	419,418
LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	510,000	6.50	5/1/31	538,188
LA Public Facs. Auth. Rev. (Franciscan Missionaries Health System Proj.)	300,000	5.00	7/1/35	346,263
LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	570,000	1.83	2/15/36	551,925
St. Tammany Parish Fin. Auth. Rev. (Christwood Proj.)	300,000	5.25	11/15/37	304,152

				4,755,861

Maine - 1.0%
ME Hsg. Auth. Rev.	600,000	4.00	11/15/35	637,794
ME Hsg. Auth. Rev.	500,000	4.00	11/15/37	538,385
ME Hsg. Auth. Rev.	105,000	4.50	11/15/37	109,928
ME Hsg. Auth. Rev.	615,000	4.13	11/15/38	678,320
ME Hsg. Auth. Rev.	500,000	3.85	11/15/40	526,915
ME Hsg. Auth. Rev.	500,000	3.10	11/15/44	509,905

				3,001,247

Maryland - 0.4%
MD Community Dev. Administration Rev.	350,000	4.10	9/1/38	383,530
MD Community Dev. Administration Rev.	350,000	4.20	7/1/46	376,414
Montgomery Co. Housing Opportunities Commission Rev.	405,000	4.00	7/1/38	409,986

				1,169,930

Massachusetts - 2.9%
Dedham Municipal Purpose Loan. G.O. (NATL Insured)	480,000	4.00	10/15/24	481,123
Ipswich Muncipal Purpose Loan G.O. (AGM Insured)	500,000	4.00	6/1/25	501,135
MA Dev. Finance Agy. Rev.	890,000	5.00	7/1/44	999,381

See accompanying notes to financial statements.
MARCH 31, 2020	27

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
MA Dev. Finance Agy. Rev. (Atrius Health Issue)	1,375,000	4.00	6/1/49	1,419,082
MA Dev. Finance Agy. Rev. (Newbridge on the Charles, Inc.) [4]	300,000	5.00	10/1/47	294,720
MA Dev. Finance Agy. Rev. (Orchard Cove, Inc.)	400,000	5.00	10/1/49	416,288
MA Education Finance Auth. Education Rev.	50,000	5.15	1/1/26	50,048
MA Housing Finance Agy. Rev.	250,000	4.75	6/1/35	257,970
MA Housing Finance Agy. Rev.	500,000	4.00	12/1/38	546,335
MA Housing Finance Agy. Rev.	500,000	3.75	12/1/40	524,705
MA Housing Finance Agy. Rev.	900,000	3.85	12/1/47	959,103
MA Housing Finance Agy. Rev.	825,000	3.60	12/1/59	861,671
MA Housing Finance Agy. Rev. (FHA Insured)	500,000	5.30	12/1/38	503,205
MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	270,000	3.90	12/1/38	275,824
Northbridge Muncipal Purpose Loan G.O (AGM Insured)	500,000	4.00	6/15/25	501,040
Rowley Land Acquisition Loan G.O (AGM Insured)	360,000	4.00	5/1/27	360,760

				8,952,390

Michigan - 3.3%
Chandler Park Academy Rev.	130,000	5.00	11/1/22	130,162
City of Allen Park G.O. (BAM Insured)	300,000	3.25	5/1/34	312,513
MI Finance Auth. Rev. (Presbyterian Village)	250,000	5.25	11/15/35	257,080
MI Hsg. Dev. Auth. (G.O. of Authority Insured)	250,000	4.63	10/1/41	259,338
MI Hsg. Dev. Auth. Rev.	500,000	4.10	10/1/35	534,055
MI Hsg. Dev. Auth. Rev.	500,000	3.70	12/1/36	530,480
MI Hsg. Dev. Auth. Rev.	1,500,000	4.13	12/1/38	1,655,220
MI Hsg. Dev. Auth. Rev.	300,000	3.75	10/1/42	318,387
MI Hsg. Dev. Auth. Rev.	750,000	4.00	10/1/43	813,578
MI Hsg. Dev. Auth. Rev.	1,000,000	4.00	6/1/49	1,073,710
MI Hsg. Dev. Auth. Rev.	2,000,000	3.15	6/1/50	2,025,160
MI Hsg. Dev. Auth. Rev.	1,000,000	3.50	10/1/54	1,039,000
MI Public Educational Facs. Auth. Rev. (Chandler Park Academy)	280,000	6.35	11/1/28	280,476
MI Strategic Fund. Rev. (United Methodist Retirement Facs.)	415,000	5.00	11/15/49	425,495
Muskegon Heights Water Supply Rev. (NATL Insured)	165,000	4.15	11/1/23	167,508
Muskegon Heights Water Supply Rev. (NATL Insured)	135,000	4.20	11/1/24	137,114
Taylor Brownfield Redevelopment Authority (NATL Insured)	250,000	5.00	5/1/32	281,150
Universal Academy Michigan Public School Rev.	135,000	6.50	12/1/23	137,140

				10,377,566

Minnesota - 0.3%
Apple Valley Rev. (Senior Living, LLC Proj.)	500,000	5.00	1/1/47	323,720
MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	95,000	4.40	7/1/32	97,575
Rochester City Rev. (Math & Science Academy Proj.)	500,000	5.13	9/1/38	455,500

				876,795

Mississippi - 0.6%
MS Development Bank Rev. (Green Bond-Hancock County) [4]	1,000,000	4.55	11/1/39	864,270
MS Gaming Tax Rev.	740,000	4.00	10/15/38	791,267
MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	365,000	4.00	12/1/43	385,374

				2,040,911

Missouri - 1.4%
Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	200,000	5.45	9/1/23	200,272
Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.) 2, [4,5]	500,000	5.75	11/15/36	348,205
Lees Summit Industrial Dev. Auth. Rev. (John Knox Village Proj.)	370,000	5.00	8/15/32	366,614
MO Health & Education Facs. Auth. Rev. (Lutheran Senior Services)	250,000	4.00	2/1/42	231,085
MO Health & Education Facs. Auth. Rev. (Lutheran Senior Services)	1,000,000	4.00	2/1/48	897,620

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	690,000	3.80	11/1/48	731,780
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	3.05	11/1/49	504,980
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	3.35	11/1/49	516,050
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	750,000	2.85	5/1/50	737,610

				4,534,216

Montana - 0.4%
MT Board of Housing Single Family Rev.	195,000	4.00	12/1/38	207,377
MT Board of Housing Single Family Rev. (BRD Insured)	500,000	4.00	6/1/45	541,985
MT Board of Housing Single Family Rev. (FHA Insured)	260,000	3.75	12/1/38	266,560
MT Board of Housing Single Family Rev. (G.O. of BRD Insured)	85,000	4.70	12/1/26	86,977
MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	137,077	5.08	4/1/21	139,526

				1,242,425

Nebraska - 0.4%
Douglas Co. Hospital Auth. No. 3 (Methodist Hospital)	400,000	5.00	11/1/30	465,596
Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) [2,5,15]	410,000	5.13	N/A	17,015
Nebraska Investment Fin. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	310,000	3.75	9/1/35	333,730
Nebraska Investment Fin. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	460,000	3.05	9/1/42	468,528

				1,284,869

Nevada - 1.0%
City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	340,000	4.00	12/1/27	328,787
City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	345,000	5.00	12/1/37	346,266
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	330,000	3.85	10/1/39	344,362
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	3.35	10/1/49	1,031,970
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	3.40	10/1/49	1,035,700

				3,087,085

New Hampshire - 0.6%
NH Business Finance Auth. Rev. (The Vista Proj.) [4]	310,000	5.25	7/1/39	291,037
NH Business Finance Auth. Rev. (The Vista Proj.) [4]	500,000	5.63	7/1/46	479,780
NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	400,000	6.00	1/1/34	414,324
NH Hsg. Fin. Agy. Rev. (Cimarron, Whittier Falls & Mars) (FHA Insured)	725,000	4.00	7/1/52	773,314

				1,958,455

New Jersey - 2.5%
NJ Economic Dev. Auth. Rev. (North Star Academy Charter School Newark)	250,000	5.00	7/15/47	260,612
NJ Economic Dev. Auth. Rev. (State Government Buildings Proj.) [9]	500,000	5.00	6/15/42	522,395
NJ Economic Dev. Auth. Rev. (State Housing Proj.) [9]	250,000	5.00	6/15/37	265,178
NJ Economic Dev. Auth. Rev. (State Housing Proj.) [9]	500,000	5.00	6/15/43	522,905
NJ Hsg. & Mtg. Finance Agy. Rev.	750,000	3.95	11/1/43	811,492
NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	550,000	3.60	1/1/30	571,852
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	335,000	4.50	10/1/30	346,611
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	960,000	3.75	10/1/35	1,056,077
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	615,000	4.50	10/1/48	675,744
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	475,000	4.00	4/1/49	507,062
NJ Transportation Trust Fund Auth. Rev. [9]	500,000	4.00	12/15/39	490,340
NJ Transportation Trust Fund Auth. Rev. [9]	500,000	5.25	6/15/43	532,995
Tobacco Settlement Financing Corp. Rev.	300,000	5.00	6/1/46	288,345
Wallington G.O. (General Improvement) (AGM Insured)	500,000	4.00	8/1/25	504,715
Wyckoff Township Board of Education G.O.	350,000	4.00	3/15/23	350,830

				7,707,153

See accompanying notes to financial statements.
MARCH 31, 2020	29

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
New Mexico - 1.9%
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	335,000	3.90	9/1/42	342,045
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	325,000	4.13	9/1/42	333,190
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	745,000	3.85	7/1/43	796,852
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	495,000	3.85	7/1/43	529,452
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	400,000	3.80	9/1/46	416,868
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	845,000	4.00	7/1/48	909,220
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	3.10	7/1/49	506,985
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	995,000	3.35	7/1/49	1,027,974
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	495,000	4.00	7/1/49	534,006
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	3.00	7/1/50	502,615

				5,899,207

New York - 3.6%
Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	350,000	4.00	7/1/33	372,732
New York City Housing Development Corp. Multifamily Mtg. Rev.	250,000	4.60	11/1/36	255,465
New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	4.05	11/1/41	320,139
New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	3.85	11/1/42	317,391
New York City Housing Development Corp. Multifamily Mtg. Rev.	650,000	3.65	11/1/47	673,264
New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	3.95	11/1/49	531,535
New York City Housing Development Corp. Rev.	500,000	3.80	11/1/37	511,755
New York City Municipal Water Finance Authority	750,000	5.00	6/15/38	826,470
NY Monroe County Industrial Development Corp. Rev. (St Ann’s Community Proj.)	750,000	5.00	1/1/50	660,562
NY Mortgage Agency Rev.	175,000	3.75	10/1/42	178,670
NY Mortgage Agency Rev.	500,000	4.20	10/1/43	550,905
NY Mortgage Agency Rev.	1,315,000	3.80	10/1/48	1,389,258
NY State Dormitory Auth. Rev. Ref. (N. Shore-Long Island Jewish Obligation)	300,000	5.00	5/1/33	351,825
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	590,000	3.75	11/1/37	603,275
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	400,000	4.88	11/1/42	412,948
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (FNMA/FHLMC Collateralized)	500,000	3.65	11/1/34	523,245
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (GNMA/FNMA/FHLMC Collateralized)	500,000	3.95	11/1/37	536,830
NY State Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	250,000	4.10	11/1/41	268,860
NY State Mortgage Agency Rev.	1,000,000	2.95	10/1/49	1,002,170
NY State Mortgage Agency Rev.	1,000,000	2.55	4/1/50	924,100

				11,211,399

North Carolina - 1.3%
Mecklenburg Co. Rev. (Little Rock Apts)	255,000	5.15	1/1/22	256,566
Mecklenburg Co. Rev. (Little Rock Apts)	510,000	5.38	1/1/36	514,213
NC Housing Finance Agency Rev.	295,000	3.95	1/1/41	317,222
NC Housing Finance Agency Rev.	980,000	4.00	7/1/47	1,038,428
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	480,000	4.00	1/1/48	514,622
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	3.63	7/1/49	1,051,490
NC Medical Care Comm. Rev. (Salemtowne Proj.)	400,000	5.00	10/1/38	386,876

				4,079,417

North Dakota - 0.4%
McLean Co. Rev. (Great River Energy Proj.)	750,000	4.88	7/1/26	756,068
ND Housing Finance Agency Rev.	550,000	3.85	1/1/42	589,534

				1,345,602

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Ohio - 3.3%
Ashland City School Dist. G.O. (Classroom Facilities & School Improvement)	750,000	4.00	11/1/49	751,208
Butler Co. Port Auth. Rev.	640,000	5.00	12/1/34	650,707
Clyde-Green Springs Exempted Village School District G.O.	330,000	4.20	12/1/31	331,683
Columbus-Franklin Co. Finance Auth. Rev. (Beulah Park Phase 1 Proj.)	840,000	4.00	5/15/49	812,566
Dayton-Montgomery Co. Port Auth. Rev. (Storypoint Troy Proj.)	400,000	7.00	1/15/40	352,272
Lake Co. Port & Economic Dev. Auth. Rev. (Tapestry Wickliffe Proj.) [4]	250,000	6.50	12/1/37	200,198
Liberty Community Infrastructure Financing Auth. Special Assessment	500,000	3.13	12/1/46	504,515
Lucas Metro Hsg. Auth.	500,000	5.00	11/1/36	551,990
OH Higher Educational Facs. Commission Rev. (Tiffin University Proj.)	1,045,000	4.00	11/1/49	946,666
OH Housing Finance Agency Rev.	1,000,000	3.35	9/1/49	1,031,790
OH Housing Finance Agency Rev. (GNMA/FNMA Collateralized)	425,000	4.05	3/1/37	461,282
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	430,000	3.35	9/1/39	449,711
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	945,000	4.00	9/1/48	1,010,583
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	745,000	4.00	3/1/49	799,236
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	3.00	3/1/50	1,005,400
Stow G.O. (Limited Tax Various Purpose)	530,000	3.75	12/1/31	530,572

				10,390,379

Oklahoma - 0.7%
Fort Sill Apache Tribe Economic Dev. Auth. [4]	460,000	8.50	8/25/26	499,482
Oklahoma Dev. Finance Auth. Rev. (Oklahoma City University Proj.)	1,000,000	5.00	8/1/49	1,073,220
Sallisaw Municipal Auth. Rev. (AGM Insured)	500,000	4.45	1/1/28	500,985

				2,073,687

Oregon - 1.5%
Clackamas Co. Hospital Fac. Auth. Rev. (Willamette View Proj.)	460,000	5.00	11/15/52	474,674
Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	350,000	3.50	9/1/33	359,244
Forest Grove Rev. (Campus Improvement-Pacific Unv. Proj.)	250,000	5.25	5/1/34	262,958
Marion Co. School District No.1 Gervais G.O.	500,000	4.00	6/1/33	500,770
OR Hsg. & Community Services Dept. Rev.	250,000	3.80	7/1/34	275,920
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	245,000	3.75	7/1/35	265,886
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	375,000	4.00	7/1/38	387,326
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	455,000	3.75	7/1/48	478,610
OR State Ref G.O. (Veterans Welfare Service)	1,000,000	3.90	12/1/39	1,038,250
Polk Co. Hospital Fac. Auth. Rev. (Dallas Retirement Village Proj.)	740,000	5.13	7/1/35	662,196

				4,705,834

Pennsylvania - 3.3%
Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	130,000	5.90	8/15/26	131,257
Butler Co. General Authority Rev. (School District Proj.) (AGM G.O. of District) [1]	465,000	1.66	10/1/34	438,709
Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	250,000	5.50	12/1/31	267,783
Chester Co. Health & Education Fac. Auth. Rev. (The Devereux Foundation)	475,000	3.00	11/1/30	446,894
Commonwealth Financing Auth. Rev. (Tobacco Master Settlement Payment) (AGM Insured)	350,000	4.00	6/1/39	381,042
Dauphin Co. General Auth. Rev. (Harrisburg University Science Technology) [4]	400,000	4.00	10/15/22	397,708
PA Higher Educational Facs. Auth. Rev. (La Salle University)	280,000	5.00	5/1/42	289,100
PA Hsg. Finance Agy. Rev.	500,000	3.90	10/1/36	539,305
PA Hsg. Finance Agy. Rev.	530,000	3.95	10/1/38	573,047
PA Hsg. Finance Agy. Rev.	175,000	4.05	10/1/40	175,000
PA Hsg. Finance Agy. Rev.	175,000	4.05	10/1/40	175,000
PA Hsg. Finance Agy. Rev.	825,000	3.65	10/1/42	868,172
PA Hsg. Finance Agy. Rev.	600,000	3.00	10/1/46	605,652
PA Hsg. Finance Agy. Rev.	170,000	4.00	10/1/46	179,943
PA Hsg. Finance Agy. Rev.	250,000	4.00	10/1/47	263,472

See accompanying notes to financial statements.
MARCH 31, 2020	31

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
PA Hsg. Finance Agy. Rev.	1,000,000	3.40	10/1/49	1,035,700
PA Turnpike Commission Rev. Capital Appreciation [6]	1,250,000	5.00	12/1/38	1,510,962
Palmerton Area School District G.O. (AGM Insured)	500,000	4.00	8/15/35	508,945
Philadelphia Industrial Dev. Auth. Rev. (Alliance for Progress Charter School Proj.)	635,000	5.00	6/15/49	594,284
Philadelphia Industrial Dev. Auth. Rev. (Charter School Proj.)	350,000	5.63	8/1/36	352,653
Philadelphia Industrial Dev. Auth. Rev. (Independence Charter School Proj.)	500,000	5.00	6/15/39	475,090

				10,209,718

Rhode Island - 0.1%
RI Hsg. & Mortgage Finance Corp. Rev.	250,000	3.90	10/1/37	257,648

South Carolina - 0.9%
Berkeley Co. Nexton Improvement District Special Assessment	350,000	4.25	11/1/40	293,818
SC Education Assistance Auth. Student Loan Rev.	160,000	5.10	10/1/29	160,088
SC Jobs-Economic Dev. Auth. Rev. (Bishop Gadsden Episcopal Retirement Community)	500,000	4.00	4/1/54	417,235
SC Public Service Auth. Rev. (Santee Cooper)	250,000	5.00	12/1/38	273,782
SC Public Service Auth. Rev. (Santee Cooper)	500,000	5.75	12/1/43	581,105
SC State Hsg. Finance & Dev. Auth. Rev.	1,030,000	4.00	1/1/47	1,095,652

				2,821,680

South Dakota - 0.2%
SD Health & Educational Facs. Auth. Rev. (Westhills Village Retirement Community)	500,000	5.00	9/1/40	569,515

Tennessee - 3.1%
Franklin Health & Education Facs. Board Rev. (Provision Cares Proton Therapy Center) [4]	500,000	6.50	6/1/27	524,400
Manchester G.O.	500,000	3.00	6/1/26	501,280
Nashville Metropolitan Dev. & Hsg. Agency Tax Allocation [4]	300,000	5.13	6/1/36	305,691
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5,15]	1,850,000	5.35	N/A	4,625
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	7,875,000	5.55	1/1/29	19,688
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	1,630,000	6.00	1/1/29	16
Shelby Co. Health, Education & Hsg. Facs. Rev. (The Farms at Bailey Station Proj.)	650,000	5.50	10/1/39	636,311
TN Hsg. Dev. Agency. Rev.	360,000	3.60	1/1/31	372,892
TN Hsg. Dev. Agency. Rev.	490,000	3.88	7/1/35	522,737
TN Hsg. Dev. Agency. Rev.	250,000	3.95	7/1/35	267,538
TN Hsg. Dev. Agency. Rev.	605,000	4.00	7/1/39	659,771
TN Hsg. Dev. Agency. Rev.	490,000	3.85	7/1/42	536,638
TN Hsg. Dev. Agency. Rev.	490,000	3.90	7/1/42	531,469
TN Hsg. Dev. Agency. Rev.	1,000,000	2.40	1/1/44	922,650
TN Hsg. Dev. Agency. Rev.	1,000,000	4.00	7/1/44	1,106,760
TN Hsg. Dev. Agency. Rev.	1,000,000	3.95	1/1/49	1,064,950
TN Hsg. Dev. Agency. Rev.	1,590,000	4.05	1/1/49	1,715,133

				9,692,549

Texas - 9.3%
Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	805,000	7.00	8/15/28	821,744
Arlington Higher Education Finance Corp., Education Rev. (Leadership Prep School)	200,000	5.00	6/15/36	193,936
Arlington Special Tax (BAM Insured)	350,000	5.00	2/15/41	390,947
Brazoria Co. Municipal Utility District No. 28 G.O. (MAC Insured)	540,000	4.00	9/1/27	557,615
Brazos Higher Education Auth., Inc. Rev. (Subordinate Student Loan)	1,000,000	3.00	4/1/40	903,100
Capital Area Cultural Education Fac. Finance Corp. Rev. (Roman Catholic Diocese) [1]	5,000,000	6.13	4/1/45	5,035,650
Cypress Hill Municipal Utility Dist. No. 1 G.O. (AGM Insured)	1,000,000	4.00	9/1/34	1,049,370
Dallas/Fort Worth International Airport Rev. (JT Improvement)	500,000	5.25	11/1/37	546,275
Danbury Higher Education Auth. Education Rev. (Golden Rule Schools)	650,000	5.13	8/15/49	673,342
El Paso County Hospital District G.O.	825,000	5.00	8/15/43	886,611
Fort Bend Co. Municipal Utility Dist. No. 50 G.O. (MAC Insured)	400,000	4.00	9/1/29	411,156

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Harris Co. Cultural Education Facs. Finance Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.)	500,000	5.00	1/1/37	502,235
Harris Co. Municipal Utility Dist. No. 284 G.O. (MAC Insured)	285,000	4.00	9/1/33	294,305
Harris Co. Municipal Utility Dist. No. 381 G.O. (BAM Insured)	435,000	4.00	9/1/30	448,102
Harris Co. Municipal Utility Dist. No. 381 G.O. (BAM Insured)	250,000	4.00	9/1/33	257,135
Harris Co. Municipal Utility Dist. No. 400 G.O. (BAM Insured)	470,000	4.00	9/1/30	485,491
Harris Co. Municipal Utility Dist. No. 400 G.O. (BAM Insured)	920,000	4.00	9/1/32	949,330
Harris Co. Municipal Utility Dist. No. 400 G.O. (BAM Insured)	1,050,000	4.00	9/1/34	1,082,277
Houston Higher Education Finance Corp. (Cosmos Foundation)	480,000	5.00	2/15/32	501,682
Meadowhill Regional Municipal Utility Dist. G.O. (AGM Insured)	500,000	4.00	10/1/35	524,995
New Hope Cultural Education Fac. Corp. Rev. (Cardinal Bay)	500,000	5.00	7/1/46	444,525
New Hope Cultural Education Facs. Corp. Rev. (Beta Academy) [4]	425,000	5.00	8/15/39	422,888
New Hope Cultural Education Facs. Corp. Rev. (Cardinal Bay, Inc.)	400,000	5.00	7/1/46	383,608
New Hope Cultural Education Facs. Corp. Rev. (Jubilee Academic Center) [4]	250,000	5.00	8/15/36	234,042
New Hope Cultural Education Facs. Corp. Rev. (Legacy Preparatory Charter Academy) [4]	500,000	6.00	8/15/37	482,205
New Hope Cultural Education Facs. Corp. Rev. (Presbyterian Village North Proj.)	500,000	5.00	10/1/34	467,655
New Hope Cultural Education Facs. Corp. Rev. (Wesleyan Homes, Inc. Proj.)	250,000	5.50	1/1/35	246,995
New Hope Cultural Education Facs. Finance Corp. Rev. (Presbyterian Village North Proj.)	350,000	5.25	10/1/49	310,384
New Hope Cultural Education Facs. Finance Corp. Rev. (Wesleyan Homes, Inc. Proj.)	750,000	5.00	1/1/55	633,330
Newark Higher Education Finance Corp. Rev. (Austin Achieve Public School)	100,000	5.00	6/15/37	100,614
Newark Higher Education Finance Corp. Rev. (Austin Achieve Public School)	1,000,000	5.00	6/15/42	1,002,550
North Central Texas Health Facility Development Corp. (CC Young Memorial Home)	204,000	5.38	2/15/25	203,168
North Mission Glen Municipal Utility District, G.O. (AGM Insured)	575,000	4.00	9/1/32	580,716
Parkway Utility Dist. G.O. (BAM Insured)	500,000	3.63	3/1/35	510,830
Parkway Utility Dist. G.O. (Waterworks and Sewer System) (BAM Insured)	275,000	4.00	3/1/33	285,730
Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	250,000	7.50	11/15/34	270,130
Sugar Land Dev. Corp. Rev. (BAM Insured)	500,000	5.00	2/15/33	549,465
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckingham Senior Living Community, Inc.) 2, [5]	500,000	5.63	11/15/27	350,000
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Retirement Service)	500,000	5.00	11/15/37	572,295
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Senior Living Ventana Proj.)	250,000	5.63	11/15/24	250,115
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Senior Living Ventana Proj.)	500,000	6.63	11/15/37	531,220
TX Department of Housing & Community Affairs (GNMA Collateralized)	500,000	4.13	9/1/38	559,440
TX Department of Housing & Community Affairs (GNMA Collateralized)	1,100,000	3.63	9/1/44	1,191,641
TX Grand Parkway Transportation Corp. Rev. [6]	500,000	6.00	10/1/35	552,810
TX State Affordable Hsg. Corp. Rev. (Heroes Home Loan Program) (GNMA Collateralized)	510,000	3.00	3/1/35	538,116
TX State Affordable Hsg. Corp. Rev. (Heroes Home Loan Program) (GNMA Collateralized)	970,000	4.00	3/1/50	1,046,892

				29,236,662

Utah - 0.6%
UT Charter School Finance Auth. Rev. (Academy Sciences Proj.) [4]	625,000	4.65	7/15/33	578,675
UT Charter School Finance Auth. Rev. (Spectrum Academy Proj.) [4]	500,000	6.00	4/15/45	500,075
UT Hsg. Corp. Single Family Mtg. Rev.	35,000	5.75	1/1/33	35,380
UT Hsg. Corp. Single Family Mtg. Rev.	75,000	4.60	7/1/34	75,395
UT Hsg. Corp. Single Family Mtg. Rev. (FHA Insured)	325,000	4.00	1/1/36	338,621
West Valley City Municipal Building Auth. Rev. (AGM Insured)	400,000	5.00	2/1/39	472,588

				2,000,734

Vermont - 0.6%
VT Hsg. Fin. Agy. Rev.	1,000,000	3.25	8/15/49	1,029,550
VT Hsg. Fin. Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	465,000	3.50	5/1/38	488,543
VT Hsg. Fin. Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	2.65	5/1/46	475,550

				1,993,643

See accompanying notes to financial statements.
MARCH 31, 2020	33

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Virginia - 0.4%
VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	525,000	3.88	1/1/38	543,790
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	400,000	4.13	7/1/33	420,556
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.) (G.O. of Auth. Insured)	250,000	4.60	12/1/38	253,785

				1,218,131

Washington - 2.9%
Chelan Co. Public Utility District No. 1 Rev.	1,000,000	5.00	7/1/29	1,002,950
Kalispel Tribe of Indians Rev. [4]	300,000	5.25	1/1/38	318,996
King Co. Hsg. Auth. Rev.	1,000,000	3.00	11/1/39	1,034,350
Pike Place Market Preservation Dev. Auth. Rev.	500,000	5.00	12/1/40	576,095
Snohomish Co. Hsg. Auth. Rev.	500,000	4.00	4/1/44	540,835
Vancouver Hsg. Auth. Rev.	500,000	3.75	8/1/34	538,250
Vancouver Hsg. Auth. Rev. (Van Vista Plaza Proj.)	1,000,000	3.30	12/1/51	1,025,080
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	250,000	5.00	7/1/31	252,922
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	850,000	5.00	7/1/36	848,062
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Horizon House Proj.) [4]	500,000	5.00	1/1/38	529,690
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (The Hearthstone Proj.) [4]	1,075,000	5.00	7/1/38	1,000,610
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (The Hearthstone Proj.) [4]	525,000	5.00	7/1/48	467,607
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Transforming Age Proj.) [4]	500,000	5.00	1/1/44	495,840
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Wesley Homes Lea Hill Proj.) [4]	300,000	5.00	7/1/36	290,571
WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	60,000	4.60	10/1/33	61,499

				8,983,357

West Virginia - 0.2%
WV Hsg. Dev. Fund Rev.	250,000	3.75	11/1/32	267,212
WV Hsg. Dev. Fund Rev.	245,000	3.80	11/1/35	251,091
WV Hsg. Dev. Fund Rev.	120,000	4.10	11/1/45	125,849

				644,152

Wisconsin - 4.8%
WI Health & Education Facs. Auth. Rev. (Medical College)	870,000	5.25	12/1/35	872,688
WI Health & Education Facs. Auth. Rev. (PHW Oconomowoc, Inc. Proj.)	1,000,000	5.13	10/1/48	971,550
WI Health & Education Facs. Auth. Rev. (St. John’s Communities, Inc. Proj.)	500,000	5.00	9/15/40	497,450
WI Health & Education Facs. Auth. Rev. (St. John’s Communities, Inc. Proj.)	500,000	5.00	9/15/45	488,030
WI Health & Education Facs. Auth. Rev. (Three Pillars Senior Living)	1,000,000	5.00	8/15/43	1,071,010
WI Health & Educational Facs. Auth. Rev. (Aspirus, Inc. Obligation Group)	500,000	5.00	8/15/32	571,600
WI Health & Educational Facs. Auth. Rev. (Benevolent Corp. Cedar Community)	300,000	5.00	6/1/37	281,550
WI Health & Educational Facs. Auth. Rev. (Froedtert Health, Inc. Obligated Group)	500,000	5.00	4/1/35	605,265
WI Health & Educational Facs. Auth. Rev. (St. Camillus Health System, Inc.)	350,000	5.00	11/1/46	330,820
WI Housing & Economic Dev. Auth. Rev.	250,000	3.88	11/1/35	265,765
WI Housing & Economic Dev. Auth. Rev.	560,000	3.90	11/1/42	601,446
WI Housing & Economic Dev. Auth. Rev.	1,105,000	3.15	11/1/44	1,158,062
WI Housing & Economic Dev. Auth. Rev.	1,500,000	4.15	5/1/55	1,603,935
WI Public Finance Auth. Rev. (Coral Academy of Science Reno) [4]	700,000	5.00	6/1/39	688,093
WI Public Finance Auth. Rev. (Delray Beach Radiation Therapy) [4]	750,000	6.25	11/1/28	831,518
WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.) [4]	500,000	8.25	6/1/46	532,665
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,520	9.00	1/1/46	410
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,287	9.00	1/1/47	390
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	447	12.00	1/1/47	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,171	9.00	1/1/48	383
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	390	12.00	1/1/48	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,055	9.00	1/1/49	373
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	384	11.00	1/1/49	9

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,822	9.00	1/1/50	354
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	372	11.00	1/1/50	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	17,334	9.00	1/1/51	382
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	365	11.00	1/1/51	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 1, [2,4]	446,246	3.75	7/1/51	310,511
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	17,218	9.00	1/1/52	366
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	475	10.00	1/1/52	10
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,985	9.00	1/1/53	355
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	469	10.00	1/1/53	10
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,869	9.00	1/1/54	343
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	453	10.00	1/1/54	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,636	9.00	1/1/55	332
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	444	9.00	1/1/55	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,404	9.00	1/1/56	322
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	434	9.00	1/1/56	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4]	21,808	5.50	7/1/56	16,889
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,287	9.00	1/1/57	312
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	481	9.00	1/1/57	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,055	9.00	1/1/58	301
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	469	9.00	1/1/58	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,938	9.00	1/1/59	294
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	456	9.00	1/1/59	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	447	8.00	1/1/60	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,822	9.00	1/1/60	282
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	440	8.00	1/1/61	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,589	9.00	1/1/61	271
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	428	8.00	1/1/62	7
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,473	9.00	1/1/62	262
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	419	8.00	1/1/63	7
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,240	9.00	1/1/63	253
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	409	8.00	1/1/64	7
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,124	9.00	1/1/64	247
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	403	7.00	1/1/65	6
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,008	9.00	1/1/65	237
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	434	7.00	1/1/66	7
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	14,775	9.00	1/1/66	222
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	5,235	5.00	1/1/67	73
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	192,429	9.00	1/1/67	2,690
WI Public Finance Auth. Rev. (MD Proton Treatment Center) [4]	500,000	6.13	1/1/33	524,325
WI Public Finance Auth. Rev. (MN College of Osteopathic Medicine) [4]	7,608	5.50	12/1/48	7,608
WI Public Finance Auth. Rev. (Mountain Island Charter School)	820,000	5.00	7/1/37	871,685
WI Public Finance Auth. Rev. (North Carolina Leadership Academy) [4]	410,000	5.00	6/15/39	401,546
WI Public Finance Auth. Rev. (Rose Villa Proj.) [4]	420,000	5.00	11/15/24	423,683
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	240,000	5.00	4/1/25	246,670
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	500,000	5.50	4/1/32	515,130
WI Public Finance Auth. Rev. (Southminster) [4]	250,000	5.00	10/1/43	249,315

				14,948,431

See accompanying notes to financial statements.
MARCH 31, 2020	35

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)/ Quantity	Coupon Rate (%)	Maturity Date	Fair Value ($)
Wyoming - 0.4%
WY Community Dev. Auth. Rev.	265,000	3.75	12/1/32	274,413
WY Community Dev. Auth. Rev.	630,000	3.90	12/1/38	679,984
WY Community Dev. Auth. Rev.	285,000	4.05	12/1/38	295,001

				1,249,398

Total Municipal Bonds (cost: $300,390,263)				289,650,584

Investment Companies - 4.4%
BlackRock Long-Term Municipal Advantage Trust (BTA)	59,383			666,277
BlackRock Municipal Income Investment Quality Trust (BAF)	28,500			397,005
BlackRock MuniEnhanced Fund, Inc. (MEN)	22,700			241,982
BlackRock MuniHoldings Florida Insured Fund (MFL)	85,398			1,117,006
BlackRock MuniHoldings Fund II, Inc. (MUH)	36,000			494,640
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	44,214			530,568
BlackRock MuniHoldings Quality Fund, Inc. (MUS)	41,338			493,989
BlackRock MuniYield Insured Fund (MYI)	71,171			909,565
BlackRock MuniYield Michigan Insured Fund (MIY)	21,538			285,379
DWS Municipal, Income Trust (KTF)	93,236			1,005,084
Eaton Vance Municipal Bond Fund (EIM)	15,000			187,200
Invesco Municipal Opportunity Trust (VMO)	55,900			640,055
Invesco Municipal Trust (VKQ)	76,548			895,612
Invesco Quality Municipal Income Trust (IQI)	80,200			939,142
Invesco Van Kampen Advantage Muni Income Trust (VKI)	58,700			602,849
Invesco Van Kampen Trust For Investment Grade Municipals (VGM)	59,000			713,310
Nuveen AMT-Free Quality Municipal Income Fund (NEA)	135,172			1,830,229
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)	5,000			66,550
Nuveen Quality Municipal Income Fund (NAD)	115,173			1,582,477
Putnam Municipal Opportunities Trust (PMO)	15,000			178,950

Total Investment Companies (cost: $14,351,766)				13,777,869

Total Investments in Securities - 96.9% (cost: $314,742,029)				303,428,453
Other Assets and Liabilities, net - 3.1%				9,867,366

Total Net Assets - 100.0%				$313,295,819

[1]

Variable rate security. Rate disclosed is as of March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2020 was $2,683,119 and represented 0.9% of net assets.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2020 was $27,865,242 and represented 8.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]

The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2020 was $2,994,047 and represented 1.0% of net assets.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2020 was $3,839,123 and represented 1.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[15]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2020 is as follows (see Note 2-significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Assets
Municipal Bonds	—	289,650,584	—	289,650,584
Investment Companies	13,777,869	—	—	13,777,869
	13,777,869	289,650,584	—	303,428,453

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2020	37

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

Fund Performance

The Sit Minnesota Tax-Free Income Fund provided a return of +1.46% during the fiscal year ended March 31, 2020, versus a return of +2.19% for its benchmark, the Bloomberg Barclays 5-year Municipal Bond Index. As of March 31, 2020, the Fund’s 30-day SEC yield was 2.39%, compared to the yield of 1.68% for the Index. The Fund’s 12-month distribution rate was 2.82%.

Factors that Influenced the Fund’s Performance

Minnesota’s budget and economic outlook were stable entering the COVID-19 crisis. The latest forecast for the FY2020-21 biennium showed a projected surplus of $1.5 billion. Obviously, uncertain economic times lie ahead, but the State is positioned as well as any to weather future revenue declines. Minnesota’s state general obligation bond rating remains at AAA by Standard & Poor’s Corp. and Aa1 by Moody’s.

The tax-exempt yield curve shifted lower during the past year with long yields falling the most. Yields for short to intermediate maturities fell approximately 45-55 basis points, while yields for long bonds fell approximately 60 basis points. Tax-exempt fund flows provided strong support for the municipal market throughout much of the fiscal year. Inflows reversed sharply in March of 2020 as the COVID-19 crisis roiled the markets. However, net positive inflows still exceeded $65B for the year. Municipal issuance for the fiscal year was $432B despite a sharp drop-off in March. That volume exceeded the prior fiscal year by 22.6% yet was easily absorbed by the market. In comparison, Minnesota issuance increased 16.3% above the prior year. Credit spreads for tax-exempt bonds widened sharply in March in response to the crisis and thus ended up wider for the year, particularly for BBB-rated credits and below.

The Fund benefitted from a larger weighting of long duration bonds relative to the benchmark over the last year, as longer bonds significantly outperformed shorter bonds. However, the Fund’s hedge in U.S. Treasury futures partially offset this excess return through late May when the hedge was removed. In terms of quality, performance was directly correlated with credit strength asAAA-rated bonds were the best performing part of the index and BBB-rated bonds the worst. The Fund’s slight overweight in BBB-rated bonds as well as significant allocation to below investment grade and non-rated bonds were the biggest reasons the Fund underperformed its benchmark for the year. An offsetting factor was the outperformance of both single family mortgage revenue bonds, the Fund’s second largest weighting, and general obligation bonds.

  HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Outlook and Positioning

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run. Housing-related sectors remain a meaningful percentage of the Fund, totaling almost 40% of Fund assets, and continue to present an attractive relative value. Similarly, almost 25% of the Fund remains invested in non-rated bonds, which provide an attractive income advantage. We will add to higher coupon bonds when available and focus deeply on credit analysis to take advantage of opportunities as they arise, which we expect to be wide-ranging in the current environment. We believe the Fund is well-positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA

Senior Portfolio Manager

Information on this page is unaudited.
38	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2020
		Bloomberg
	Sit	Barclays	Lipper
	Minnesota	5-Year	MN
	Tax-Free	Muni. Bond	Muni. Bond
	Income Fund	Index[1]	Fund Index[2]
One Year	1.46%	2.19%	2.82%
Five Years	2.66	2.08	2.65
Ten Years	4.02	2.76	3.79
Since Inception (12/1/93)	4.54	4.14	4.33

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from LipperAnalytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	20.6%
Single Family Mortgage	18.2
Hospital/Health Care	15.5
Education/Student Loan	14.9
General Obligation	11.1
Municipal Lease	5.2
Sectors less than 5.0%	13.6
Cash & Other Net Assets	0.9

Based on total net assets as of March 31, 2020. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/20:	$10.37 Per Share
Net Asset Value 3/31/19:	$10.49 Per Share
Total Net Assets:	$642.0 Million
Average Maturity:	17.1 Years
Effective Duration[3]:	5.6 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

        Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

A	1.4%
BBB	4.9
BB	16.3
<BB	2.4

Total	25.0%

Information on this page is unaudited.
MARCH 31, 2020	39

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Minnesota Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 98.1%
Education/Student Loan - 14.9%
Baytown Township Rev. (St. Croix Prep)	1,000,000	4.00	8/1/36	903,770
Baytown Township Rev. (St. Croix Prep)	1,250,000	4.00	8/1/41	1,078,263
Baytown Township Rev. (St. Croix Prep)	1,935,000	4.25	8/1/46	1,677,858
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	500,000	3.50	7/1/27	508,380
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	900,000	4.00	7/1/32	929,007
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,100,000	4.00	7/1/37	1,118,469
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,750,000	4.25	7/1/47	1,775,725
Brooklyn Park Charter School Lease Rev. (Athlos Leadership Academy Proj.)	605,000	5.25	7/1/30	610,191
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	285,000	4.00	7/1/21	285,365
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	295,000	4.00	7/1/22	295,236
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	575,000	5.00	7/1/29	587,748
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	500,000	5.00	7/1/34	503,000
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	855,000	5.25	7/1/37	870,612
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	600,000	5.25	7/1/40	607,626
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	1,000,000	5.50	7/1/50	1,015,370
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	580,000	4.50	8/1/26	588,398
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	1,000,000	5.00	8/1/36	983,500
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	750,000	5.50	8/1/36	768,780
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	625,000	5.00	7/1/31	625,619
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	1,000,000	5.00	7/1/36	967,510
Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	1,000,000	4.00	11/1/26	985,750
Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	2,720,000	5.00	11/1/36	2,654,040
Hugo Charter School Lease Rev. (Noble Academy Proj.)	460,000	4.00	7/1/21	459,701
Hugo Charter School Lease Rev. (Noble Academy Proj.)	750,000	5.00	7/1/29	758,805
Hugo Charter School Lease Rev. (Noble Academy Proj.)	1,000,000	5.00	7/1/34	991,880
Independence Charter School Lease Rev. (Beacon Academy Proj.)	495,000	4.25	7/1/26	477,571
Independence Charter School Lease Rev. (Beacon Academy Proj.)	750,000	4.75	7/1/31	714,712
Independence Charter School Lease Rev. (Beacon Academy Proj.)	1,200,000	5.00	7/1/36	1,117,680
Minneapolis Charter School Lease Rev. (Hiawatha Academy Proj.)	875,000	4.00	7/1/26	860,702
Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) [4]	270,000	6.25	3/1/21	256,568
Minneapolis School Lease Rev. (Friendship Academy of the Arts) [4]	585,000	4.00	12/1/31	518,959
Minneapolis School Lease Rev. (Friendship Academy of the Arts) [4]	1,385,000	5.25	12/1/43	1,288,341
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	4.25	12/1/27	948,400
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	5.00	12/1/37	887,920
MN Higher Education Fac. Auth. Rev. (Augsburg College)	1,925,000	4.25	5/1/40	1,664,105
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	1,200,000	5.00	5/1/37	1,272,288
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	3,500,000	5.00	5/1/47	3,654,280
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,000,000	4.00	3/1/43	956,260
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,900,000	5.00	3/1/37	2,021,125
MN Higher Education Fac. Auth. Rev. (College of St. Scholastica)	1,100,000	4.00	12/1/40	1,089,660
MN Higher Education Fac. Auth. Rev. (Gustavus Adolphus College)	1,250,000	4.00	10/1/41	1,338,425
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/32	560,250
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/34	556,705
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/35	556,385
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	400,000	4.00	10/1/35	433,956
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	500,000	4.00	10/1/37	539,400
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	3,150,000	4.00	4/1/39	3,376,044
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	750,000	4.00	10/1/41	815,355
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	2,750,000	4.00	10/1/44	2,958,862
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	750,000	5.00	4/1/35	857,595
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	850,000	5.00	10/1/40	992,460

See accompanying notes financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
MN Office of Higher Education Rev. [8]	3,000,000	2.65	11/1/38	2,875,080
MN Office of Higher Education Rev. [8]	5,000,000	4.00	11/1/37	5,417,400
Moorhead Educational Fac. Rev. (Concordia College Corp. Proj.)	1,250,000	5.00	12/1/40	1,314,188
Olmsted Co. Hsg. & Redev. Auth. Rev. (Schaeffer Academy Proj.)	519,390	4.98	4/25/27	512,430
Ramsey Lease Rev. (Pact Charter School Proj.)	385,000	5.00	12/1/26	398,036
Ramsey Lease Rev. (Pact Charter School Proj.)	1,850,000	5.50	12/1/33	1,918,524
Rice Co. Educational Fac. Rev. (Shattuck-St. Mary’s School) [4]	3,400,000	5.00	8/1/22	3,429,104
Rochester Rev. (Math & Science Academy)	1,430,000	5.13	9/1/38	1,302,730
Savage Charter School Lease Rev. (Aspen Academy)	500,000	4.00	10/1/26	463,620
Savage Charter School Lease Rev. (Aspen Academy)	1,000,000	4.75	10/1/31	917,510
St. Cloud Charter School Lease Rev. (Stride Academy Proj.) [2]	350,000	3.00	4/1/21	238,000
St. Cloud Charter School Lease Rev. (Stride Academy Proj.) [2]	1,850,000	5.00	4/1/36	1,258,000
St. Paul Hsg. & Redev. Auth.	700,000	5.00	12/1/30	751,849
St. Paul Hsg. & Redev. Auth.	1,150,000	5.00	12/1/37	1,222,289
St. Paul Hsg. & Redev. Auth.	705,000	5.00	12/1/46	738,163
St. Paul Hsg. & Redev. Auth. (German Immersion School)	360,000	4.00	7/1/23	357,602
St. Paul Hsg. & Redev. Auth. (German Immersion School)	855,000	5.00	7/1/33	864,379
St. Paul Hsg. & Redev. Auth. (German Immersion School)	500,000	5.00	7/1/44	495,110
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	1,065,000	4.25	12/1/23	1,082,061
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	1,500,000	5.00	12/1/33	1,544,220
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	390,000	5.13	12/1/38	400,316
St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	720,000	4.50	12/1/29	703,958
St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	1,135,000	4.63	3/1/43	965,772
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	1,395,000	4.00	7/1/25	1,387,104
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	955,000	5.00	7/1/35	942,900
St. Paul Hsg. & Redev. Auth. (Twin Cities German Immersion School)	555,000	5.00	7/1/49	532,733
St. Paul Hsg. & Redev. Auth. (Twin Cities German Immersion School)	870,000	5.00	7/1/55	819,244
St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	285,000	4.75	9/1/22	288,611
St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	500,000	5.00	9/1/27	506,590
St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	270,000	5.70	9/1/21	278,500
St. Paul Hsg. & Redev. Auth. Rev. (Community of Peace Academy Proj.)	600,000	4.00	12/1/39	602,670
St. Paul Hsg. & Redev. Auth. Rev. (Community of Peace Academy Proj.)	1,000,000	4.00	12/1/49	970,230
St. Paul Hsg. & Redev. Auth. Rev. (Hmong College Preparatory Academy Proj.)	1,000,000	5.25	9/1/31	1,030,110
St. Paul Hsg. & Redev. Auth. Rev. (Metro Deaf School Proj.) [4]	700,000	5.00	6/15/38	680,386
St. Paul Hsg. & Redev. Auth. Rev. (Nova Classical Academy Proj.)	600,000	4.00	9/1/36	605,808
St. Paul Hsg. & Redev. Auth. Rev. (Nova Classical Academy Proj.)	1,000,000	4.13	9/1/47	995,700
University of Minnesota Rev.	1,000,000	5.00	4/1/41	1,187,780
Victoria Private School Fac. Rev. (Holy Family Catholic High)	1,610,000	4.00	9/1/23	1,517,538
Woodbury Charter School Lease Rev. (MSA Building)	355,000	5.00	12/1/27	367,482
Woodbury Charter School Lease Rev. (MSA Building)	225,000	5.00	12/1/32	232,301

				95,380,639

Escrowed To Maturity/Prerefunded - 2.2%
Bemidji Sales Tax G.O.	1,350,000	6.00	2/1/41	1,404,284
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	1,280,000	5.13	7/1/33	1,434,726
MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	750,000	6.00	10/1/32	803,610
MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	1,000,000	6.00	10/1/40	1,071,480
Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	1,000,000	6.00	8/1/25	1,015,660
Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	1,000,000	6.25	8/1/33	1,036,400
Western MN Municipal Power Agy. Rev.	1,750,000	5.00	1/1/36	1,990,852
Western MN Municipal Power Agy. Rev.	4,725,000	5.00	1/1/46	5,375,302

				14,132,314

See accompanying notes to financial statements.
MARCH 31, 2020	41

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
General Obligation - 11.1%
Brainerd Independent School District No. 181	1,000,000	4.00	2/1/42	1,106,790
Brainerd Independent School District No. 181	4,000,000	4.00	2/1/43	4,419,360
Brooklyn Center Independent School District No. 286	4,000,000	4.00	2/1/40	4,383,600
Cloquet Independent School District No. 94	4,250,000	4.00	2/1/36	4,569,260
Deer River G.O.	500,000	4.00	2/1/48	539,030
Elk River Independent School District No. 728	9,000,000	3.00	2/1/40	9,353,520
Fosston Independent School District No. 601	250,000	4.00	2/1/36	277,448
Fosston Independent School District No. 601	1,000,000	4.00	2/1/38	1,104,060
Fridley Independent School District No. 14	400,000	4.00	2/1/30	452,636
Glencoe-Silver Lake Independent School District No. 2859	1,300,000	4.00	2/1/40	1,395,810
Long Prairie G.O. [8]	750,000	4.00	2/1/37	809,265
Minneapolis Capital Improvement	4,000,000	4.00	12/1/43	4,484,120
Minneapolis Capital Improvement	2,000,000	4.00	12/1/46	2,218,520
Minneapolis G.O.	5,000,000	3.00	12/1/42	5,178,150
Minneapolis Special School District No. 1	1,000,000	4.00	2/1/40	1,145,840
Minnetonka Independent School District No. 276	1,900,000	5.00	2/1/41	2,154,068
Morrison Co. Education District No. 6979	1,000,000	4.50	2/1/34	927,770
Richfield Independent School District No. 280	6,000,000	4.00	2/1/37	6,680,040
Robbinsdale Independent School District No. 281	1,050,000	4.00	2/1/31	1,152,742
Roseville Independent School District No. 623	930,000	4.00	2/1/35	1,040,754
Roseville Independent School District No. 623	4,895,000	4.00	2/1/36	5,462,233
South St. Paul G.O.	400,000	3.25	2/1/36	417,056
South Washington Co. Independent School District No. 833	5,000,000	4.00	2/1/31	5,585,150
St. Cloud Independent School District No. 742	1,000,000	4.00	2/1/37	1,094,920
St. Francis Independent School District No. 15	550,000	4.00	2/1/35	581,394
St. Francis Independent School District No. 15	750,000	4.00	2/1/36	791,798
St. Michael-Albertville Independent School District No. 885	500,000	4.00	2/1/30	563,125
United Hospital District Health Care Facs. G.O (Lake Wood Health System)	1,005,000	5.00	12/1/30	1,197,488
Worthington Independent School District No. 518	1,000,000	3.00	2/1/37	1,043,920
Worthington Independent School District No. 518	500,000	3.00	2/1/39	518,690
Worthington Independent School District No. 518	500,000	3.00	2/1/40	517,725

				71,166,282

Hospital/Health Care - 15.5%
Anoka Health Care and Hsg. Facs. Rev.	1,135,000	5.38	11/1/34	1,134,376
Anoka Health Care and Hsg. Facs. Rev. (Walker Methodist Plaza)	1,500,000	5.25	7/1/35	1,357,860
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	3,000,000	4.50	11/1/34	3,241,140
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	250,000	5.00	11/1/29	278,778
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	500,000	5.00	11/1/44	544,410
Chatfield Health Care and Hsg. Facs. Rev. (Chosen Valley Care Center)	350,000	4.00	9/1/39	275,783
Chatfield Health Care and Hsg. Facs. Rev. (Chosen Valley Care Center)	500,000	5.00	9/1/44	450,495
Chatfield Health Care and Hsg. Facs. Rev. (Chosen Valley Care Center)	1,225,000	5.00	9/1/52	1,064,868
Chippewa Co. Rev. (Monte Video Hospital Proj.)	2,000,000	4.00	3/1/32	2,141,060
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	4.00	5/1/32	1,025,090
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	5.00	5/1/34	1,114,890
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	5.00	5/1/38	1,096,540
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,900,000	5.75	8/1/30	1,752,123
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,050,000	6.00	8/1/35	951,206
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	840,000	4.75	6/15/22	856,346
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	1,600,000	5.75	6/15/32	1,687,392
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	2,000,000	6.00	6/15/39	2,110,720
Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	2,110,000	4.00	4/1/31	2,180,495

See accompanying notes financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	1,350,000	5.38	8/1/34	1,265,828
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	500,000	5.75	2/1/44	465,670
Hayward Hsg. & Health Care Fac. Rev. (St. John Lutheran Home of Albert Lea Proj.)	1,900,000	5.00	10/1/34	1,712,622
Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	4,175,000	4.00	5/1/37	4,408,424
Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	325,000	5.00	5/1/32	386,545
Maple Grove Health Care System Rev. (Memorial Health Care)	1,275,000	4.00	9/1/35	1,372,882
Minneapolis Health Care System Rev. (Fairview Health Services)	3,000,000	4.00	11/15/37	3,360,990
Minneapolis Health Care System Rev. (Fairview Health Services)	1,000,000	4.00	11/15/38	1,116,970
Minneapolis Health Care System Rev. (Fairview Health Services)	2,590,000	5.00	11/15/34	3,038,951
Minneapolis Health Care System Rev. (Fairview Health Services)	2,500,000	5.00	11/15/49	2,976,550
Minneapolis Rev. Ref. (Walker Campus)	595,000	4.50	11/15/20	594,143
Moorhead Economic Dev. Auth. Rev.	550,000	4.60	9/1/25	536,855
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,500,000	5.50	8/1/28	1,517,130
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,000,000	6.00	8/1/36	1,019,810
Rochester Health Care Facs. Rev. (Mayo Clinic)	7,500,000	4.00	11/15/48	8,424,525
Rochester Health Care Facs. Rev. (Mayo Clinic)	5,000,000	5.00	11/15/33	6,923,650
Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	1,500,000	5.88	7/1/30	1,515,495
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	745,000	5.00	9/1/28	842,818
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	1,350,000	5.00	9/1/34	1,500,484
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	2,500,000	4.00	5/1/37	2,717,100
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	4.00	5/1/49	536,830
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	3,750,000	5.00	5/1/46	4,237,538
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	5.00	5/1/48	584,860
St. Louis Park Health Care Facs. Rev. (Mount Olivet Careview Home Health Proj.) [1]	2,250,000	4.60	6/1/41	2,048,242
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	750,000	4.00	11/15/35	844,462
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	4,000,000	4.00	11/15/43	4,429,680
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	1,000,000	5.00	11/15/47	1,180,220
St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	4,800,000	5.00	7/1/32	5,502,912
St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	2,000,000	5.00	7/1/33	2,283,860
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	525,000	4.25	11/1/25	492,366
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	750,000	4.75	11/1/31	680,092
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	2,150,000	5.00	5/1/38	1,970,088
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	500,000	5.15	11/1/42	438,825
St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	1,854,718	5.63	10/1/33	1,720,585
Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	910,000	4.25	8/1/24	902,856
West St. Paul Hsg. & Health Care Rev. (Walker Westwood Ridge Camp)	1,000,000	5.00	11/1/37	1,001,400
Winsted Health Care Rev. (St. Mary’s Care Center Proj.) 2, 5	1,071,148	6.00	9/1/25	749,803
Winsted Health Care Rev. (St. Mary’s Care Center Proj.) 2, 5	1,029,950	6.50	9/1/34	720,965

				99,286,598

Industrial/Pollution Control - 0.6%
International Falls Rev. (Boise Cascade Corp. Proj.)	695,000	5.65	12/1/22	663,516
St. Paul Port Auth. Rev. [8]	1,000,000	4.00	10/1/40	1,090,370
St. Paul Port Auth. Rev.	1,000,000	4.00	10/1/42	1,103,800
St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) 4, 8	1,000,000	4.50	10/1/37	949,980

				3,807,666

Insured - 0.4%
Guam Power Auth. Rev. (AGM Insured) [11]	500,000	5.00	10/1/30	515,180
MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	55,000	4.00	3/1/22	55,101
Puerto Rico Public Improvement G.O. (AGM Insured) [11]	750,000	5.13	7/1/30	750,352
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) (NATL Insured) [11]	1,000,000	5.00	10/1/23	1,016,260

				2,336,893

See accompanying notes to financial statements.
MARCH 31, 2020	43

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Multifamily Mortgage - 20.6%
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	695,000	3.50	11/1/20	691,713
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	315,000	4.00	11/1/21	312,707
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	4.75	11/1/35	924,120
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	5.50	11/1/46	990,300
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	3.90	2/1/31	453,235
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	4.15	2/1/36	438,390
Apple Valley Senior Hsg. Rev. (Orchard Path Proj.)	2,000,000	5.00	9/1/58	1,996,520
Apple Valley Senior Hsg. Rev. (Presbyterian Homes)	1,500,000	5.00	9/1/43	1,511,955
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,100,000	4.00	1/1/25	1,024,397
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	500,000	4.00	1/1/25	427,715
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,235,000	4.00	1/1/26	1,130,964
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,000,000	4.00	1/1/30	847,320
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	660,000	4.13	1/1/28	516,615
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,500,000	4.25	1/1/37	1,162,365
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	2,775,000	4.38	1/1/47	1,987,733
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	3,000,000	5.00	1/1/47	1,942,320
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,530,000	6.75	1/1/27	1,386,348
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,000,000	7.00	1/1/37	815,880
Bethel Rev. (Grandview Christian Home Proj.)	3,000,000	5.00	10/1/41	2,738,160
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	540,000	5.13	7/1/25	503,285
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	1,645,000	5.75	7/1/35	1,400,454
Cambridge Hsg. & Health Care Facs. Rev. (Walker Methodist Levande, LLC Proj.)	1,250,000	5.13	3/1/39	1,198,088
Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	565,000	6.00	1/1/27	565,718
Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	750,000	6.00	8/1/33	769,680
City of Otsego Rev. (Riverview Landing Proj.)	1,500,000	5.00	10/1/42	1,472,190
Cloquet Hsg. Fac. Ref. (HADC Cloquet LLC Proj.)	1,020,000	5.00	8/1/38	944,836
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.00	1/1/34	882,350
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.25	1/1/40	851,110
Crystal Multifamily Hsg. Rev. (Cavanagh Proj.)	2,500,000	5.25	6/1/31	2,360,450
Dakota Co. Community Dev. Agy. (Glen at Valley Creek Proj.)	1,400,000	4.50	8/1/36	1,220,184
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev.	3,500,000	4.00	1/1/42	3,656,590
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	750,000	5.00	8/1/36	753,382
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	500,000	5.00	8/1/51	485,335
Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	1,345,000	5.00	4/1/38	1,191,414
Fridley Multifamily Hsg. Rev. (Village Green Apartments Proj.)	3,447,943	3.75	11/1/34	3,849,387
Independence Health Care Facs. Rev. (Augustana Chapel View Home)	250,000	4.00	12/1/32	225,648
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	1,000,000	4.25	7/1/39	881,920
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	1,000,000	4.45	7/1/44	874,780
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	500,000	5.00	7/1/39	495,085
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	1,000,000	5.00	7/1/49	962,760
Minneapolis & St.Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	2,765,000	4.75	1/20/42	2,768,760
Minneapolis Multifamily Hsg. Rev. (14th & Central LLLP Proj.) (FNMA Collateralized)	5,000,000	2.35	2/1/38	4,926,900
Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	1,015,000	5.75	7/15/31	1,041,431
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	375,000	4.75	11/1/28	371,085
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	1,500,000	5.00	11/1/35	1,474,455
Minneapolis Student Hsg. Rev. (Riverton Community Housing Proj.) [4]	1,000,000	4.75	8/1/43	983,310
Minneapolis Student Hsg. Rev. (Riverton Community Housing Proj.) [4]	500,000	5.00	8/1/53	505,370
Minnetonka MF Hsg. Rev. (Elmbrooke & Golden Valley Townhome Proj.) (FNMA Collateralized)	1,941,071	3.00	11/1/34	2,007,961
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	250,000	5.05	8/1/31	259,382
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	2,560,000	5.25	8/1/40	2,581,709
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	1,760,000	5.45	8/1/41	1,824,240
MN Hsg. Fin. Agy. Rental Hsg. Rev.	1,000,000	5.20	8/1/43	1,077,910

See accompanying notes financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
MN Hsg. Fin. Agy. Rev.	270,000	4.00	8/1/29	304,816
MN Hsg. Fin. Agy. Rev.	255,000	4.00	8/1/31	285,577
MN Hsg. Fin. Agy. Rev.	335,000	4.00	8/1/34	371,334
MN Hsg. Fin. Agy. Rev.	335,000	4.00	8/1/35	370,466
MN Hsg. Fin. Agy. Rev.	515,000	4.00	8/1/39	577,109
MN Hsg. Fin. Agy. Rev.	535,000	4.00	8/1/40	598,692
MN Hsg. Fin. Agy. Rev.	815,000	4.00	8/1/41	909,907
MN Hsg. Fin. Agy. Rev. (State Appropriation)	250,000	4.00	8/1/33	285,950
MN Hsg. Fin. Agy. Rev. (State Appropriation)	2,000,000	5.00	8/1/34	2,283,040
MN Hsg. Fin. Agy. Rev. (State Appropriation)	1,000,000	5.00	8/1/35	1,140,170
Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	280,000	4.65	9/1/26	270,939
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	1,000,000	5.00	9/1/32	948,500
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	250,000	5.13	9/1/37	232,680
New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	1,500,000	5.00	8/1/39	1,384,440
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	2,000,000	4.00	10/1/33	1,848,020
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,500,000	5.00	10/1/35	1,536,750
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,000,000	5.00	10/1/47	1,006,060
Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	875,000	5.00	4/1/34	825,335
Red Wing Senior Hsg. Rev. (Deer Crest Proj.)	325,000	5.00	11/1/27	328,117
Red Wing Senior Hsg. Rev. (Deer Crest Proj.)	330,000	5.00	11/1/32	332,607
Red Wing Senior Hsg. Rev. (Deer Crest Proj.)	500,000	5.00	11/1/42	502,500
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,950,000	5.00	12/1/30	1,832,980
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,325,000	5.00	12/1/49	1,115,054
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	1,000,000	5.00	8/1/37	937,080
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	1,800,000	5.00	8/1/48	1,603,008
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	720,000	6.38	12/1/33	733,658
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	2,500,000	6.50	12/1/35	2,552,650
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	250,000	6.88	12/1/48	255,755
Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	4,000,000	3.75	6/1/29	4,133,760
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	475,000	4.00	9/1/20	474,701
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,275,000	5.00	9/1/42	1,234,863
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,135,000	5.25	9/1/27	1,149,301
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,000,000	5.25	9/1/30	1,002,870
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	2,150,000	5.30	9/1/37	2,159,868
Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	1,705,000	5.13	1/1/39	1,626,809
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	250,000	5.75	12/1/28	261,805
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	2,000,000	6.00	12/1/30	2,097,920
St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	750,000	4.25	7/1/39	636,308
St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	1,125,000	4.25	7/1/44	913,252
St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	1,500,000	5.00	7/1/55	1,349,415
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,185,000	4.25	12/1/27	2,173,594
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,400,000	5.00	12/1/47	2,413,344
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	815,000	5.20	11/1/22	805,693
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	1,000,000	5.30	11/1/30	926,470
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	2,590,000	5.38	5/1/43	2,192,228
St. Paul Park Health Care Facs. Rev (Presbyterian Homes Interlu Proj.)	1,000,000	5.00	5/1/43	987,820
St. Paul Park Hsg. Rev. (Buffalo Senior Housing Proj.)	1,115,000	5.00	10/1/38	1,050,787
St. Paul Park Senior Hsg. Rev. (Presbyterian Homes Bloomin Proj.)	1,000,000	5.00	9/1/42	1,028,240
St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	2,515,000	5.70	8/1/36	2,592,965
St. Peter Hsg. & Health Care Fac. Rev. (Ecumen Second Century & Owatonna Senior Living Proj.)	700,000	5.00	3/1/40	666,057
Vergas Hsg. & Healthcare Facs. Rev. (CDL Homes Proj.)	1,000,000	4.25	8/1/43	843,720
Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	1,500,000	4.00	8/1/44	1,303,500
Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	1,000,000	5.00	8/1/49	1,001,010

See accompanying notes to financial statements.
MARCH 31, 2020	45

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	2,750,000	5.00	8/1/54	2,714,250
West St. Paul Hsg. & Health Care Rev. (Walker Westwood Ridge Camp)	250,000	5.00	11/1/49	239,570
Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	2,610,000	4.63	4/1/30	2,501,998

				132,521,228

Municipal Lease [9] - 5.2%
Anoka Co. Hsg. & Redev. Rev.	320,000	5.63	5/1/22	320,493
Anoka Co. Hsg. & Redev. Rev.	500,000	6.63	5/1/30	501,100
Anoka Co. Hsg. & Redev. Rev.	500,000	6.88	5/1/40	501,060
Anoka-Hennepin Independent School District No. 11 Lease Rev.	600,000	4.00	2/1/41	623,388
Chaska Economic Dev. Auth. Lease Rev.	1,100,000	4.00	2/1/31	1,202,839
Chaska Economic Dev. Auth. Lease Rev.	690,000	4.00	2/1/33	750,541
Chaska Economic Dev. Auth. Lease Rev.	500,000	4.00	2/1/35	541,790
County of Wright MN	1,350,000	3.00	12/1/39	1,420,227
Duluth Independent School District No. 709	1,000,000	4.00	2/1/27	1,118,630
Duluth Independent School District No. 709	750,000	4.20	3/1/34	701,782
Duluth Independent School District No. 709	2,000,000	5.00	2/1/25	2,317,300
Duluth Independent School District No. 709	785,000	5.13	3/1/29	751,072
Golden Valley Hsg. & Redev. Auth. Rev.	1,000,000	4.00	2/1/30	1,077,020
Golden Valley Hsg. & Redev. Auth. Rev.	500,000	4.00	2/1/32	535,765
Goodhue Co. Education District No. 6051 Lease Rev.	1,030,000	5.00	2/1/34	1,141,240
Goodhue Co. Education District No. 6051 Lease Rev.	1,500,000	5.00	2/1/39	1,646,880
Guam Education Fin. Foundation [11]	1,000,000	5.00	10/1/21	1,004,210
Guam Education Fin. Foundation [11]	1,730,000	5.00	10/1/22	1,736,401
Minnetonka Independent School District No. 276	450,000	4.00	3/1/30	495,945
Minnetonka Independent School District No. 276	340,000	4.00	2/1/33	358,513
Minnetonka Independent School District No. 276	300,000	4.00	3/1/33	327,453
Minnetonka Independent School District No. 276	400,000	4.00	2/1/36	420,484
Minnetonka Independent School District No. 276	500,000	4.50	1/1/41	549,660
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	750,000	3.88	8/1/38	812,168
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	1,040,000	4.00	8/1/36	1,162,834
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	580,000	4.00	8/1/37	646,561
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	945,000	4.00	8/1/40	1,039,226
MN Hsg. Fin. Agy. Rev. (State Appropriation)	300,000	5.00	8/1/35	333,096
Northeastern Metropolitan Intermediate School District No. 916	1,000,000	5.00	2/1/34	1,142,620
Osseo Independent School District No. 279	1,000,000	4.00	2/1/28	1,083,750
Plymouth Intermediate District No. 287	1,285,000	3.00	5/1/32	1,340,011
Plymouth Intermediate District No. 287	470,000	4.00	5/1/31	512,046
Plymouth Intermediate District No. 287	600,000	4.00	2/1/37	666,396
Rochester Economic Dev. Auth. Rev.	1,000,000	2.13	2/1/38	962,490
Southern Plains Education Cooperative No. 915	1,215,000	4.00	2/1/37	1,068,520
Southern Plains Education Cooperative No. 915	1,000,000	4.50	2/1/39	916,450
St. Cloud Independent School District No. 742	750,000	4.00	2/1/38	803,190
Waconia Independent School District No. 110	500,000	5.00	2/1/37	569,575
Winona School District No. 861 Lease Purchase	224,196	6.04	8/1/24	224,409

				33,327,135

Municipal Money Market - 1.6%
City of Minneapolis Hsg. Dev. Rev. (One Ten Grant Proj.) [1]	4,720,000	1.23	9/1/26	4,720,000
City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	5,400,000	1.23	12/1/27	5,400,000
City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	500,000	1.23	6/1/32	500,000

				10,620,000

See accompanying notes financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Other Revenue Bonds - 3.9%
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	1,000,000	4.00	11/1/41	1,095,170
Crystal Governmental Fac. Rev.	375,178	5.10	12/15/26	356,232
Milaca Rev. (Edina Headquarters Proj.)	250,000	5.00	2/1/44	218,212
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	165,000	4.00	6/1/29	184,463
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	125,000	4.00	6/1/30	139,430
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	250,000	4.00	6/1/31	277,395
Minneapolis Tax Increment Rev.	320,000	3.50	3/1/23	316,627
Minneapolis Tax Increment Rev.	170,000	3.80	3/1/25	168,519
Minneapolis Tax Increment Rev.	200,000	4.00	3/1/27	198,686
Minneapolis Tax Increment Rev.	260,000	4.00	3/1/30	255,177
MN Development Rev. Limited Tax Supported Comm. Board	1,000,000	6.00	12/1/40	1,031,010
MN Development Rev. Limited Tax Supported Comm. Board	2,000,000	6.25	12/1/30	2,065,320
Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	788,000	5.00	2/15/27	754,360
Northeastern Metropolitan Intermediate School District No. 916	4,500,000	4.00	2/1/38	4,819,140
St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	675,000	5.00	2/1/23	674,426
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	779,000	6.38	2/15/28	781,438
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	370,000	6.75	3/1/28	370,137
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	695,000	6.50	3/1/29	695,431
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	899,000	7.00	2/15/28	902,173
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	688,000	7.50	2/15/28	688,365
St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	3,875,000	5.00	8/1/36	3,877,751
St. Paul Port Auth. Rev. (Amherst H. Wilder Foundation)	3,000,000	5.00	12/1/36	3,020,130
Territory of Guam. Rev. [11]	500,000	5.00	12/1/46	474,150
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	2,000,000	5.00	10/1/42	1,865,060

				25,228,802

Public Facilities - 0.2%
Lakeville Hsg. & Redev. Auth. Parking Rev. (Ice Arena. Proj.)	1,250,000	4.00	2/1/32	1,386,312

Sales Tax Revenue - 1.2%
American Samoa Economic Development Authority Rev. 4, [11]	900,000	6.00	9/1/23	939,744
American Samoa Economic Development Authority Rev. [11]	2,000,000	6.25	9/1/29	2,237,580
Guam Govt. Business Privilege Tax Rev. [11]	2,750,000	5.00	11/15/35	2,733,472
St. Paul Sales Tax Rev.	1,400,000	5.00	11/1/31	1,602,104

				7,512,900

Single Family Mortgage - 18.2%
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	960,000	4.45	12/1/32	969,619
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	325,000	4.63	12/1/30	326,774
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	490,000	4.88	12/1/33	492,097
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	32,460	5.13	12/1/40	32,643
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	14,087	5.30	12/1/39	14,097
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	375,000	4.45	12/1/27	383,888
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	2,981	5.00	12/1/38	2,983
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	39,989	5.25	12/1/40	40,216
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	2,925,000	4.40	7/1/32	3,004,297
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,440,363	2.47	1/1/50	2,479,653
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,389,469	3.15	6/1/49	2,483,805
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4,376,435	3.30	3/1/48	4,568,561
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	3,611,681	3.30	5/1/48	3,770,234
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,803,845	3.45	3/1/49	1,877,586
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,786,100	3.60	1/1/49	1,865,921
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,636,903	3.75	11/1/48	1,717,716

See accompanying notes to financial statements.
MARCH 31, 2020	47

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,525,000	4.45	7/1/31	2,588,150
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,340,000	4.70	1/1/31	1,382,666
MN Hsg. Fin. Agy. Residential Hsg. Rev.	1,650,000	3.30	7/1/29	1,773,189
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	1,370,000	3.63	7/1/25	1,388,728
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	1,785,000	3.90	7/1/30	1,840,621
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,110,000	2.45	7/1/34	3,115,007
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	10,000,000	2.55	7/1/39	9,807,000
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	7,315,000	2.75	7/1/44	7,243,606
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,750,000	2.80	1/1/44	4,938,528
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	830,000	3.10	7/1/35	876,190
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	930,000	3.15	1/1/37	981,094
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	20,000	3.20	7/1/30	20,087
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	1,185,000	3.30	1/1/30	1,281,625
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	915,000	3.30	7/1/33	1,008,202
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	6,235,000	3.30	1/1/34	6,753,627
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,515,000	3.35	7/1/29	1,535,059
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,240,000	3.40	7/1/38	1,315,876
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	6,890,000	3.50	1/1/32	7,255,308
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,345,000	3.60	7/1/31	4,466,399
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,130,000	3.60	7/1/33	2,206,914
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	1,855,000	3.63	7/1/32	2,017,888
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,700,000	3.65	7/1/37	4,015,425
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,985,000	3.75	1/1/50	3,212,696
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	950,000	3.80	1/1/33	1,056,410
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,790,000	3.80	7/1/38	4,952,716
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,335,000	3.90	7/1/43	4,479,572
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	125,000	4.00	7/1/40	126,921
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,535,000	4.00	1/1/48	1,633,562
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,470,000	4.00	7/1/48	3,708,424
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	460,000	5.00	1/1/31	467,010
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	3,175,000	3.70	1/1/31	3,449,034
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	1,150,000	4.00	1/1/47	1,207,144
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC) [8]	915,000	4.00	1/1/41	952,405

				117,087,173

Transportation - 0.3%
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	1,100,000	5.00	1/1/33	1,223,090
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	600,000	5.00	1/1/34	666,678

				1,889,768

Utility - 2.2%
Guam Govt. Waterworks Auth. Rev. [11]	2,000,000	5.00	1/1/46	1,979,940
MN Municipal Power Agy. Electric Rev.	500,000	4.00	10/1/31	547,160
MN Municipal Power Agy. Electric Rev.	1,250,000	4.00	10/1/32	1,364,888
MN Municipal Power Agy. Electric Rev.	1,155,000	4.00	10/1/33	1,258,211
MN Municipal Power Agy. Electric Rev.	1,000,000	5.25	10/1/35	1,019,460
Northern Municipal Power Agy. Electric Rev.	695,000	5.00	1/1/31	755,097
Rochester Electric Utility Rev.	500,000	5.00	12/1/42	587,060
Southern Minnesota Municipal Power Agency	1,000,000	5.00	1/1/41	1,149,460
St. Paul Hsg. & Redev. Auth.	900,000	3.38	10/1/37	954,405
St. Paul Hsg. & Redev. Auth.	880,000	4.00	10/1/31	985,908
St. Paul Hsg. & Redev. Auth.	650,000	4.00	10/1/33	723,964
St. Paul Hsg. & Redev. Auth.	800,000	4.00	10/1/37	878,344

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS ANNUAL REPORT

`

Name of Issuer	Principal Amount ($)/ Quantity	Coupon Rate (%)	Maturity Date	Fair Value ($)
St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	1,250,000	5.45	8/1/28	1,288,988
Western MN Municipal Power Agy. Rev.	600,000	5.00	1/1/35	704,892

				14,197,777

Total Municipal Bonds (cost: $627,384,334)				629,881,487

Investment Companies - 1.0%
Delaware Investments Minnesota Municipal Income Fund II (VMM)	334,436			4,136,973
Nuveen Minnesota Municipal Income Fund (NMS)	159,408			2,083,463

Total Investment Companies (cost: $7,237,880)				6,220,436

Total Investments in Securities - 99.1% (cost: $634,622,214)				636,101,923

Other Assets and Liabilities, net - 0.9%				5,920,386

Total Net Assets - 100.0%				$642,022,309

[1]

Variable rate security. Rate disclosed is as of March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Security considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2020 was $2,966,768 and represented 0.5% of net assets.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2020 was $12,626,799 and represented 2.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]

The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2020 was $1,470,768 and represented 0.2% of net assets.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2020, 3.5% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2020 was $33,327,135 and represented 5.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2020 was $15,252,349 and represented 2.4% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
MARCH 31, 2020	49

SCHEDULE OF INVESTMENTS

March 31, 2020

Sit Minnesota Tax-Free Income Fund (Continued)

A summary of the levels for the Fund’s investments as of March 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Assets
Municipal Bonds	—	629,881,487	—	629,881,487
Investment Companies	6,220,436	—	—	6,220,436
	6,220,436	629,881,487	—	636,101,923

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2020	51

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2020

	Sit U.S.			Sit Minnesota
	Government	Sit Quality	Sit Tax-Free	Tax-Free
	Securities	Income	Income	Income
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at identified cost	$393,723,409	$109,688,621	$314,742,029	$634,622,214

Investments in securities, at fair value - see accompanying schedule for detail	$410,695,720	$109,669,913	$303,428,453	$636,101,923
Cash in bank on demand deposit.	—	—	7,791,206	6,027,125
Accrued interest and dividends receivable	1,808,881	397,869	3,822,774	7,066,021
Receivable for investment securities sold	42,820	57,723	—	—
Receivable for Fund shares sold	6,759,610	27,028	1,350,891	695,707

Total assets	419,307,031	110,152,533	316,393,324	649,890,776

LIABILITIES
Disbursements in excess of cash balances	—	583	—	—
Payable for investment securities purchased	—	19,803,382	102,597	1,742,875
Payable for Fund shares redeemed	926,351	3,068	2,523,954	5,463,875
Cash portion of dividends payable to shareholders	34,425	4,641	249,776	207,180
Accrued supervisory and administrative fees	207,134	—	—	—
Accrued investment management fees	69,803	67,829	221,178	454,537

Total liabilities.	1,237,713	19,879,503	3,097,505	7,868,467

Net assets applicable to outstanding capital stock	$418,069,318	$90,273,030	$313,295,819	$642,022,309

Net assets consist of:
Capital (par value and paid-in surplus)	$418,862,227	$91,896,616	$333,933,211	$643,017,240
Total distributable earnings (loss), including unrealized appreciation (depreciation)	(792,909)	(1,623,586)	(20,637,392)	(994,931)

	$418,069,318	$90,273,030	$313,295,819	$642,022,309

Outstanding shares:
Class S Shares (Class S)*	35,977,498	9,189,014	32,782,505	61,923,282

Class Y Shares (Class Y)*	1,162,451	—	—	—

Net assets applicable to outstanding shares:
Net Assets (Class S) *	$404,984,662	$90,273,030	$313,295,819	$642,022,309

Net Assets (Class Y) *	13,084,656	—	—	—

Net asset value per share of outstanding capital stock:
Net Asset Value (Class S) *	$11.26	$9.82	$9.56	$10.37

Net Asset Value (Class Y) *	11.26	—	—	—

*	Sit U.S. Government Securities Fund offers multiple share classes (S and Y). All other Funds offer a single share class.

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2020

	Sit U.S.			Sit Minnesota
	Government	Sit Quality	Sit Tax-Free	Tax-Free
	Securities	Income	Income	Income
	Fund	Fund	Fund	Fund
Investment income:
Income:
Dividends	—	—	$517,531	$251,203
Interest	$11,794,163	$2,289,779	10,454,135	23,774,612

Total income	11,794,163	2,289,779	10,971,666	24,025,815

Expenses (note 4):
Investment management fee	2,716,427	764,581	2,341,157	5,343,663
Supervisory and administrative fee	598,628	—	—	—

Total expenses	3,315,055	764,581	2,341,157	5,343,663

Net investment income	8,479,108	1,525,198	8,630,509	18,682,152

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	1,145,229	1,193,482	211,176	113,803
Net realized gain (loss) on written options	(2,890,982)	(788,149)	—	—
Net realized gain (loss) on futures	—	(60,089)	(1,676,580)	(437,577)

Net change in unrealized appreciation (depreciation) on investments	14,303,888	(293,018)	(5,937,430)	(9,328,272)
Net change in unrealized appreciation (depreciation) on written options	—	143,039	—	—
Net change in unrealized appreciation (depreciation) on futures	—	—	617,794	291,937

Net gain (loss)	12,558,135	195,265	(6,785,040)	(9,360,109)

Net increase (decrease) in net assets resulting from operations	$21,037,243	$1,720,463	$1,845,469	$9,322,043

See accompanying notes to financial statements.
MARCH 31, 2020	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government
	Securities Fund
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2020	2019
Operations:
Net investment income.	$8,479,108	$10,090,189
Net realized gain (loss) on investments, written options and futures	(1,745,753)	(3,280,832)
Net change in unrealized appreciation (depreciation) of investments, written options and futures	14,303,888	7,815,232

Net increase (decrease) in net assets resulting from operations	21,037,243	14,624,589

Distributions from:
Net investment income and net realized gains	(8,569,575)	(9,999,800)

Total distributions	(8,569,575)	(9,999,800)

Capital share transactions:
Proceeds from shares sold
Class S Shares	101,588,852	89,008,596
Class Y Shares	13,495,056	—
Reinvested distributions
Class S Shares	7,974,475	9,446,690
Class Y Shares	51,559	—
Payments for shares redeemed
Class S Shares	(144,047,050)	(203,514,634)
Class Y Shares	(775,130)	—

Increase (decrease) in net assets from capital transactions	(21,712,238)	(105,059,348)

Total increase (decrease) in net assets	(9,244,570)	(100,434,559)

Net assets:
Beginning of period	427,313,888	527,748,447

End of period	$418,069,318	$427,313,888

Capital transactions in shares:
Sold
Class S Shares	45,551,026	8,232,091
Class Y Shares	1,227,355	—
Reinvested distributions
Class S Shares	723,317	874,500
Class Y Shares	4,611	—
Redeemed.
Class S Shares	(49,435,171)	(18,840,376)
Class Y Shares	(69,515)	—

Net increase (decrease)	(1,998,377)	(9,733,785)

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Quality		Sit Tax-Free		Minnesota Tax-Free
Income Fund		Income Fund		Income Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2020	2019	2020	2019	2020	2019

$1,525,198	$1,552,824	$8,630,509	$7,353,842	$18,682,152	$17,874,654
345,244	(827,188)	(1,465,404)	(2,635,016)	(323,774)	(2,081,682)
(149,979)	999,754	(5,319,636)	3,817,842	(9,036,335)	7,723,015

1,720,463	1,725,390	1,845,469	8,536,668	9,322,043	23,515,987

(1,535,098)	(1,542,826)	(8,761,294)	(7,220,989)	(18,780,673)	(17,780,483)

(1,535,098)	(1,542,826)	(8,761,294)	(7,220,989)	(18,780,673)	(17,780,483)

41,736,062	50,682,279	136,550,794	89,073,224	173,103,966	166,504,993
—	—	—	—	—	—

1,420,239	1,451,693	6,513,741	5,808,755	16,426,302	15,266,867
—	—	—	—	—	—

(35,355,615)	(44,571,989)	(70,203,739)	(44,865,212)	(155,815,141)	(120,904,068)
—	—	—	—	—	—

7,800,686	7,561,983	72,860,796	50,016,767	33,715,127	60,867,792

7,986,051	7,744,547	65,944,971	51,332,446	24,256,497	66,603,296

82,286,979	74,542,432	247,350,848	196,018,402	617,765,812	551,162,516

$90,273,030	$82,286,979	$313,295,819	$247,350,848	$642,022,309	$617,765,812

4,246,769	5,192,415	13,869,208	9,296,735	16,257,684	16,120,183
—	—	—	—	—	—

144,292	148,699	661,211	606,282	1,540,122	1,475,949
—	—	—	—	—	—

(3,598,408)	(4,567,369)	(7,262,186)	(4,684,646)	(14,784,906)	(11,727,325)
—	—	—	—	—	—

792,653	773,745	7,268,233	5,218,371	3,012,900	5,868,807

MARCH 31, 2020	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

Class S	Year Ended March 31,
	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$10.92	$10.80	$10.90	$11.07	$11.09

Operations:
Net investment income [1]	0.22	0.23	0.18	0.17	0.20
Net realized and unrealized gains (losses) on investments, written options and futures	0.34	0.12	(0.10)	(0.17)	(0.02)

Total from operations	0.56	0.35	0.08	—	0.18

Distributions from:
Net investment income	(0.22)	(0.23)	(0.18)	(0.17)	(0.20)

Net Asset Value:
End of period	$11.26	$10.92	$10.80	$10.90	$11.07

Total investment return [2]	5.25%	3.31%	0.76%	0.02%	1.63%

Net assets at end of period (000’s omitted)	$404,985	$427,314	$527,748	$643,304	$663,676

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.06%	2.13%	1.68%	1.57%	1.81%

Portfolio turnover rate (excluding short-term securities)	29.91%	14.88%	14.68%	29.00%	28.65%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

56	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

Class Y	Period Ended March 31,
2020 [1]

Net Asset Value:
Beginning of period	$10.97

Operations:
Net investment income [2]	0.06
Net realized and unrealized gains (losses) on investments, written options and futures	0.29

Total from operations	0.35

Distributions from:

Net investment income	(0.06)

Net Asset Value:
End of period	$11.26

Total investment return [3]	3.20%

Net assets at end of period (000’s omitted)	$13,085

Ratios: [4]
Expenses	0.55%[5]
Net investment income	2.19%

Portfolio turnover rate (excluding short-term securities)	29.91%

[1]	The inception date of Class Y shares was January 1, 2020.

[2]	The net investment income per share is based on average shares outstanding for the period.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]

Sit U.S. Government Securities Fund Class Y shares were first issued on January 1, 2020, and therefore the fees presented reflect the fees provided for in the Investment Management Agreement and Supervision and Administration Agreement.

MARCH 31, 2020	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

	Years Ended March 31,
	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$9.80	$9.78	$9.83	$9.83	$9.94

Operations:
Net investment income [1]	0.18	0.19	0.13	0.09	0.10
Net realized and unrealized gains (losses) on investments, written options and futures	0.02	0.02	(0.05)	—	(0.11)

Total from operations	0.20	0.21	0.08	0.09	(0.01)

Distributions from:
Net investment income.	(0.18)	(0.19)	(0.13)	(0.09)	(0.10)

Net Asset Value:
End of period	$9.82	$9.80	$9.78	$9.83	$9.83

Total investment return [2]	2.04%	2.17%	0.79%	0.91%	(0.10% )

Net assets at end of period (000’s omitted)	$90,273	$82,287	$74,542	$73,861	$66,880

Ratios: [3]
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income.	1.80%	1.96%	1.31%	0.91%	1.02%

Portfolio turnover rate (excluding short-term securities)	117.52%	68.93%	81.14%	84.03%	90.38%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Years Ended March 31,
	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$9.69	$9.66	$9.49	$9.80	$9.68

Operations:
Net investment income [1]	0.29	0.32	0.39	0.35	0.33
Net realized and unrealized gains (losses) on investments and futures	(0.13)	0.03	0.17	(0.31)	0.12

Total from operations	0.16	0.35	0.56	0.04	0.45

Distributions from:
Net investment income	(0.29)	(0.32)	(0.39)	(0.35)	(0.33)

Net Asset Value:
End of period	$9.56	$9.69	$9.66	$9.49	$9.80

Total investment return [2]	1.66%	3.67%	6.00%	0.37%	4.78%

Net assets at end of period (000’s omitted)	$313,296	$247,351	$196,018	$160,445	$156,890

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.95%	3.37%	4.03%	3.58%	3.45%

Portfolio turnover rate (excluding short-term securities)	14.33%	13.80%	15.72%	25.41%	23.11%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2020	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Years Ended March 31,
	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$10.49	$10.39	$10.29	$10.63	$10.57

Operations:
Net investment income [1]	0.30	0.32	0.32	0.32	0.34
Net realized and unrealized gains (losses) on investments and futures	(0.12)	0.10	0.10	(0.34)	0.06

Total from operations	0.18	0.42	0.42	(0.02)	0.40

Distributions from:
Net investment income	(0.30)	(0.32)	(0.32)	(0.32)	(0.34)

Net Asset Value:
End of period	$10.37	$10.49	$10.39	$10.29	$10.63

Total investment return [2]	1.46%	4.15%	4.08%	(0.19% )	3.89%

Net assets at end of period (000’s omitted)	$642,022	$617,766	$551,163	$529,821	$508,209

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.80%	3.12%	3.05%	3.06%	3.25%

Portfolio turnover rate (excluding short-term securities)	10.05%	9.25%	12.97%	16.18%	10.45%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

60	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2020	61

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2020

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each Fund is as follows:

Fund	Investment Objective
U.S. Government Securities Fund	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income Fund	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income Fund	High level of current income that is exempt from federal regular income tax and
Minnesota regular personal income tax, consistent with the preservation of capital.

The U.S. Government Securities Fund offer Class S and Class Y shares. Both classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Options and futures contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

62	SIT MUTUAL FUNDS ANNUAL REPORT

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the Funds used Treasury options and futures traded on a U.S. exchange. Risks of entering into futures and options contracts include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2020, the average volume of derivative activity, calculated on a quarterly basis, was as follows:

		Average	Average
	Average	Premium	Notional
	Cost	Received	Amount
U.S. Government Securities Fund
Purchased put options	$113,220	—	$37,370,192
Written call options	—	$294,240	56,140,481

Quality Income Fund
Written call options	—	29,791	6,877,000
Treasury futures - short	—	—	12,109,743

Tax-Free Income Fund
Treasury futures - short	—	—	20,623,141

MinnesotaTax-Free Income Fund
Treasury futures - short	—	—	4,985,772

The number of open option contracts and open futures contracts outstanding as of March 31, 2020 also serve as indicators of the volume of activity for the Funds throughout the period.

MARCH 31, 2020	63

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2020 (Continued)

Statement of Assets and Liabilities - Values of derivatives as of March 31, 2020

	Asset Derivatives Value	Liability Derivatives Value
Interest rate risk:
U.S. Government Securities Fund
Put Options Purchased	$49,219 [1]	—

1 Statement of Assets and Liabilities location: Investments in Securities, at fair value.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2020:

	Amount of Realized	Change in Unrealized
	Gain (Loss) on Derivatives [3]	Appreciation (Depreciation) on Derivatives [4]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$174,162	($194,397)
Written call options	(2,890,982)	—

Quality Income Fund
Treasury futures	(60,089)	—
Written call options	(788,149)	143,039

Tax-Free Income Fund
Treasury futures	(1,676,580)	617,794

Minnesota Tax-Free Income Fund
Treasury futures	(437,577)	291,937

[3]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[4]

Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

64	SIT MUTUAL FUNDS ANNUAL REPORT

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2020 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the Internal Revenue Code. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

MARCH 31, 2020	65

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2020 (Continued)

At March 31, 2020, the gross unrealized appreciation (depreciation) on investments and cost of investments on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost (Proceeds)
	Unrealized	Unrealized	Appreciation	of Investments
	Appreciation	Depreciation	(Depreciation)	on a Tax Basis
U.S. Government Securities - Investments	$17,955,904	($789,196)	$17,166,708	$393,723,409
Quality Income - Investments	914,054	(934,242)	(20,188)	109,690,101
Tax-Free Income - Investments	11,644,124	(22,963,735)	(11,319,611)	314,748,064
Minnesota Tax-Free Income - Investments	19,398,087	(17,834,214)	1,563,873	634,538,050

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2020 and 2019 were as follows:

Year Ended March 31, 2020:

		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total
U.S. Government Securities	$8,592,078	—	—	$8,592,078
Quality Income	1,540,562	—	—	1,540,562
Tax-Free Income*	51,791	$8,593,961	—	8,645,752
Minnesota Tax-Free Income*	21,281	18,749,227	—	18,770,508
*99.4% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2019:

		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total
U.S. Government Securities	$10,088,083	—	—	$10,088,083
Quality Income	1,541,309	—	—	1,541,309
Tax-Free Income*	155,254	$7,037,416	—	7,192,670
Minnesota Tax-Free Income*	43,587	17,831,078	—	17,874,665
*97.8% and 99.8% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	$34,347	—	($17,495,957)	$17,166,708
Quality Income	4,622	—	(1,544,827)	(20,188)
Tax-Free Income	—	$258,577	(9,326,582)	(11,319,611)
Minnesota Tax-Free Income	—	174,777	(2,526,401)	1,563,873

66	SIT MUTUAL FUNDS ANNUAL REPORT

Net capital loss carryovers and late year losses, if any, as of March 31, 2020, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of March 31, 2020, were as follows:

	Unlimited Period of Net		Late Year Losses Deferred	Accumulated Capital and Other Losses
	Capital Loss Carryover
	Short-Term	Long-Term
U.S. Government Securities	$8,515,454	$8,980,503	—	$17,495,957
Quality Income	307,300	1,237,527	—	1,544,827
Tax-Free Income	1,339,517	7,987,065	—	9,326,582
Minnesota Tax-Free Income	1,267,950	1,258,451	—	2,526,401

For the year ended March 31, 2020, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Quality Income	$770,253	—
Minnesota Tax-Free Income	9,712	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

MARCH 31, 2020	67

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2020 (Continued)

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2020, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$120,831,744	—	$137,992,029	—
Quality Income	37,699,650	$47,584,012	52,524,847	$43,760,702
Tax-Free Income	—	115,753,740	—	39,035,741
Minnesota Tax-Free Income	—	125,493,798	—	63,632,525

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries and with respect to the U.S. Government Securities Fund, an additional separate supervision and administration agreement. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Advisory	Supervisory and	Total
	Fees	Administrative Fees	Management Fees
U.S. Government Securities Class S [1]	0.20%	0.60%	0.80%
U.S. Government Securities Class Y [2]	0.20%	0.35%	0.55%
Quality Income	0.90%	—	0.90%
Tax-Free Income	0.80%	—	0.80%
Minnesota Tax-Free Income	0.80%	—	0.80%

[1]	The supervisory and administrative fee was effective January 1, 2020. Prior to January 1, 2020, the advisory fee was 0.80% and the total management fee was 0.80%.
[2]

Sit U.S. Government Securities Fund Class Y shares were first issued on January 1, 2020, and therefore the fees presented reflect the fees provided for in the Investment Management Agreement and Supervision and Administration Agreement.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2020:

	Shares	% Shares Outstanding
U.S. Government Securities Class S	182,878	0.5
U.S. Government Securities Class Y	467,955	40.3
Quality Income	6,702,090	72.9
Tax-Free Income	1,200,259	3.7
Minnesota Tax-Free Income	1,796,399	2.9

(5)	Subsequent Event

A novel strain of coronavirus (“COVID-19”) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The impact of COVID-19 on the financial markets and the overall economy is highly uncertain and cannot be predicted but will depend on future developments including the duration and spread of the outbreak and related restrictions. If the financial markets or overall economy are impacted for an extended period, the Funds’ investment results may be affected.

68	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors:

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sit U.S. Government Securities Fund and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a series of Sit Mutual Funds II, Inc.) (collectively, the Funds), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

\s\KPMG LLP

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

Minneapolis, Minnesota

May 20, 2020

MARCH 31, 2020	69

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2019 to March 31, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value	Value	(10/1/19-
	(10/1/19)	(3/31/20)	3/31/20)*

U.S. Government Securities Fund
Actual
Class S	$1,000	$1,031.40	$4.06
Class Y**	$1,000	$1,032.00	$1.39
Hypothetical
Class S	$1,000	$1,021.00	$4.04
Class Y**	$1,000	$1,022.25	$2.78

Quality Income Fund
Actual	$1,000	$1,005.90	$4.51
Hypothetical	$1,000	$1,020.50	$4.55

Tax-Free Income Fund
Actual	$1,000	$980.70	$3.96
Hypothetical	$1,000	$1,021.00	$4.04

Minnesota Tax-Free Income Fund
Actual	$1,000	$978.80	$3.96
Hypothetical	$1,000	$1,021.00	$4.04

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Class S, Tax-Free Income and Minnesota Tax-Free Funds; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

**Expenses are equal to the U.S. Government Securities Fund’s, Class Y annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 91/366 (to reflect the one-quarter year period.)

70	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period ofApril 1, 2019 to March 31, 2020 is as follows:

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

For the year ended March 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

There were no funds that designated amounts as long-term capital gain dividends during the year ended March 31, 2020. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

For the year ended March 31, 2020, 99.4% and 99.89% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2020	71

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Quality Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund and the corporate issuer of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund and Sit Quality Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 58 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles	Director since 2012 or the	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Age: 84	Fund’s inception if later.
Director
Sidney L. Jones	Director since 1993 or the	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Age: 86	Fund’s inception, if later:
Director	Director from 1988 to 1989.
Bruce C. Lueck	Director since 2004 or the	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Age: 79	Fund’s inception, if later.
Director

Donald W. Phillips Age: 71 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present.	14	None.
Barry N. Winslow	Director since 2010 or the	Board member, TCF Financial Corporation	14	TCF Financial
Age: 72	Fund’s inception if later.			Corporation.
Director

72	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
OFFICERS:
Mark H. Book Age: 56 Vice President – Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 51 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 53 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 58 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF since 2016; Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 74 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel with the law firm of Dorsey & Whitney, LLP since January 2016; Partner from 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 59 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 53 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2020	73

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULES OF INVESTMENTS

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 21, 2019, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in SIA’s duration targets and interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and

74	SIT MUTUAL FUNDS ANNUAL REPORT

investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $13.1 billion dollar investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. With respect to Sit U.S. Government Securities Fund, SIA’s obligation to bear all the Fund’s expenses (except for supervisory and administrative fees paid to SIA, interest, brokerage commissions and transaction charges and certain extraordinary expenses) is set forth in a separate Supervision and Administration Agreement approved by the Directors. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found that each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits

MARCH 31, 2020	75

ADDITIONAL INFORMATION (Unaudited) (Continued)

SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

At their joint meeting held on October 21, 2019, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds, serves as the Program Administrator and provided the Boards with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2019 (the “Report”).

The Report described its liquidity classification methodology and the determination that a Highly Liquid Investment Minimum is not currently necessary for any Fund. The Report also noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing, and periodically reviewing liquidity risk, as follows:

A. Each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions: SIA reviewed each Fund’s strategy and the determinations that each strategy remains appropriate for an open-end fund. This determination was based on each Fund’s holding’s liquidity, diversification, and average position size.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: The Report indicated that it considered historical net redemption activity and shareholder ownership concentration and distribution channels to determine each Fund’s Reasonably Anticipated Trading Size. It was also noted that each Fund has adopted an in-kind redemption policy which may be utilized to meet large redemption requests.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The report reviewed each Fund’s holdings of cash and cash equivalents, available borrowing arrangements if any, and other funding sources.

There were no material changes to the Program during the past year. The Report stated that SIA concluded that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

76	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report March 31, 2020

INVESTMENT ADVISER	INDEPENDENT REGISTERED PUBLIC
Sit Investment Associates, Inc.	ACCOUNTING FIRM

80 S. Eighth Street

Suite 3300

Minneapolis, MN 55402

CUSTODIAN

The Bank Of New York Mellon

111 Sanders Creek Parkway

Syracuse, NY 13057

TRANSFER AGENT AND

DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

KPMG LLP Minneapolis, MN GENERAL COUNSEL Dorsey & Whitney LLP Minneapolis, MN

1-800-332-5580 www.sitfunds.com

Sit Bond 3-20 BOND

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d)	Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2020	$29,700	$0	$5,650	$0
Fiscal year ended March 31, 2019	$28,800	$0	$5,650	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 28, 2020

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 28, 2020